UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4133
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                            AXP MANAGED SERIES, INC.
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               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
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Date of fiscal year end:     9/30
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Date of reporting period:    3/31
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AXP(R)
  Managed
   Allocation
           Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2005

AXP Managed Allocation Fund seeks to provide shareholders maximum total return through a combination of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express                                                                EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                               3

Performance Summary                                                         4

Questions & Answers
   with Portfolio Management                                                5

Investments in Securities                                                  11

Financial Statements (Portfolio)                                           33

Notes to Financial Statements (Portfolio)                                  36

Financial Statements (Fund)                                                41

Notes to Financial Statements (Fund)                                       44

Fund Expenses Example                                                      52

Proxy Voting                                                               54

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company, the parent company of the Fund's investment manager, American Express Financial Corporation (AEFC), announced plans to pursue a spin-off of 100% of the common stock of AEFC to shareholders of American Express Company. The transaction, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company. Upon completion of the transaction AEFC will be a publicly traded company separate from American Express Company. The current agreements between the Fund and AEFC and its affiliates will remain in place. No changes in operations or personnel, including the portfolio manager or managers of the Fund, are anticipated.

(logo)
Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Fund Snapshot
        AT MARCH 31, 2005

PORTFOLIO MANAGERS

Portfolio managers                        Since       Years in industry

Equities
Dimitris Bertsimas                       12/02               11
Gina Mourtzinou                          12/02                8
Jonathan Calvert, CFA                     6/04               10

Fixed-income
Tom Murphy, CFA                           2/03               18
Scott Kirby                               6/03               25
Jamie Jackson, CFA                        6/03               16

FUND OBJECTIVE

For investors seeking maximum total return through a combination of growth of capital and current income.

Inception dates by class
A: 1/23/85        B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols by class
A: IMRFX          B: IMRBX          C: --            Y: IDRYX

Total net assets                                         $1.005 billion

Number of holdings                                                1,110

Equities

        STYLE
VALUE   BLEND  GROWTH
          X           LARGE
          X           MEDIUM  SIZE
          X           SMALL

Bonds

      DURATION
SHORT    INT.   LONG
          X           HIGH
          X           MEDIUM  QUALITY
          X           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

TOP TEN HOLDINGS

Percentage of portfolio assets

Johnson & Johnson (Health care products)                           3.1%
iShares MSCI Emerging Markets
Index Fund (Investment companies)                                  2.6
Exxon Mobil (Energy)                                               2.4
Altria Group (Beverages & tobacco)                                 1.9
Bank of America (Banks and savings & loans)                        1.7
Wal-Mart Stores (Retail -- general)                                1.5
ConocoPhillips (Energy)                                            1.5
QUALCOMM (Telecom equipment & services)                            1.4
Home Depot (Retail -- general)                                     1.2
Fannie Mae (Financial services)                                    1.2

For further detail about these holdings, please refer to the section entitled "Investments in securities."

Fund holdings are subject to change.

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3   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Performance Summary

(bar chart)
                             PERFORMANCE COMPARISON
                  For the six-month period ended March 31, 2005

            +8.44%        +6.88%          +0.47%            +6.12%

+8.44% = AXP Managed Allocation Fund Class A (excluding sales charge) +6.88% = Standard & Poor's 500 Index(1) (unmanaged)
+0.47% = Lehman Brothers Aggregate Bond Index(2) (unmanaged)
+6.12% = Lipper Flexible Portfolio Funds Index(3)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds.

(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(3) The Lipper Flexible Portfolio Funds Index includes the 30 largest flexible portfolio funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

ASSET ALLOCATION & SECTOR COMPOSITION

Percentage of portfolio assets at March. 31, 2005

(pie chart)

Stocks 72.1%
Financials 13.8%
Consumer discretionary 13.5%
Energy 8.7%
Industrials 7.0%
Health care 6.4%
Information technology 6.3%
Consumer staples 4.8%
Telecommunication services 3.2%
Utilities 2.9%
Materials 2.8%
Investment companies 2.6%
Telecommunications 0.1%

Bonds 21.3%
Mortgage-backed securities 6.4%
U.S. government obligations & agencies 4.9%
Corporate bonds* 4.7%
Foreign government bonds 3.8%
CMBS/ABS** 1.5%

Cash equivalents
Short-term securities*** 6.6%

    * Includes 2.0% Financials, 0.6% Consumer discretionarey, 0.5% Telecommunication services, 0.4% Information technology, 0.3% Utilities, 0.2% Energy, 0.2% Health care, 0.2% Materials, 0.1% Consumer staples, 0.1% Industrials and 0.1% Telecommunications.

   ** Commercial mortgage-backed securities/Asset-backed securities

  *** Of the 6.6%, 3.8% is due to security lending activity and 2.8% is the Portfolio's cash equivalent position.

Below, the Fund's portfolio management team discuss the Fund's results and positioning for the first half of the 2005 fiscal year.

Q: How did AXP Managed Allocation Fund perform for the six months ended March 31, 2005?

A: AXP Managed Allocation Fund's Class A shares gained 8.44% (excluding sales charge) for the six months ended March 31, 2005. The Fund outpaced the Lipper Flexible Portfolio Funds Index, representing the Fund's peer group, which rose 6.12%. The Fund also outperformed the 6.88% advance of the broad-based S&P 500 Index, an unmanaged group of large company stocks, as well as the 0.47% gain of the Lehman Brothers Aggregate Bond Index (Lehman Index) over the same period.

Q: What factors most significantly affected the Fund's asset allocation and performance for the equity portion of the Fund?

A: Effective asset allocation drove performance during the semiannual period. The Fund benefited significantly during the six months from its allocation to equities, from positioning within fixed-income sectors and from its exposure to emerging market stocks, international large-cap stocks, U.S. large-cap stocks and U.S. small-cap stocks in particular.

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5   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Effective asset allocation drove performance during the semiannual period. (end callout quote)

    Strong performance was also driven during the period by the selection of U.S. stocks of all capitalizations using the Fund's three quantitative models -- value, momentum and quality. Throughout the semiannual period, the equity portion of the Fund maintained a relatively consistent allocation, investing:

    o   40% of its holdings in the  momentum model

    o   30% in the value model and

    o   30% in the quality model.

    For the semiannual period overall, each of these three sub-portions within both the U.S. small-cap and large-cap segments outperformed the S&P 500 Index. We do not make sector or industry bets based on our outlook for the economy or the equity markets.

    Our use of risk modeling -- limits on individual holding size and on sector and industry allocations relative to the applicable benchmark -- supported the Fund's strong performance as well.

Q:  Which equity sectors and securities affected the Fund's performance?

A: From an equity sector perspective, significant exposure to and strong stock selection in energy and effective stock selection in consumer staples and health care made positive contributions to the Fund's performance for the six-month period. Top positions in Altria Group, selected by the momentum and value models, and in Johnson & Johnson, selected by the quality model, particularly helped the Fund's relative performance. On the other hand, poor stock selection in the consumer discretionary, information technology and financials sectors detracted from the Fund's relative performance. Positions in eBay, General Motors, QUALCOMM, Countrywide Financial and Fannie Mae disappointed most.

Q: How did the fixed income portion of the Fund perform during the semiannual period?

A: The return of the Fund's fixed income portion benefited from its shorter duration stance relative to its Lehman benchmark. The Fund's performance was also rewarded by our effective

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6   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe the quality model will likely be key during market downturns, as was the case during the first months of 2005. (end callout quote)

    positioning of securities along the yield curve, which continued to flatten as we anticipated. The Fund's defensive positioning in commercial mortgage-backed securities (CMBS) and asset-backed securities benefited performance as did a generally defensive position in credit. During the first months of the semiannual period, the Fund benefited from its small global bond position, which included holdings denominated in euros and a non-dollar position in unhedged German bonds. These global bonds performed well in response to a weaker U.S. dollar. We sold the Fund's position in euro-denominated bonds by the end of 2004, taking profits when they reached the price targets we had set for them.

    Other strategies produced mixed results. For example, issue selection in credit helped during the first half of the period, but was a modest drag during the second half, as the Fund's holdings in telecommunications and media issues underperformed. Similarly, the Fund's allocation to high-yield corporate bonds boosted relative results during the first months of the period, but detracted during the first quarter of 2005.

    Conversely, a relatively modest position in mortgage-backed securities detracted from performance during the first several months of the period when that sector performed relatively well, but then helped in February and March 2005 when Treasury rate volatility dampened returns on these securities. The reason for our modest allocation was two-fold. Not only were mortgage valuations expensive by historical standards, but we also correctly believed these securities would underperform other sectors if market volatility increased.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: We adjusted the Fund's asset allocation to equities over the semiannual period, increasing it during the last quarter of 2004 and then decreasing it during the first quarter of 2005. At the end of the period, the Fund was allocated approximately 75% to equities and approximately 22% to bonds with the remainder in cash. The asset allocation model favored international emerging market stocks and international large-cap stocks over U.S. stocks for much of the period, and we increased each of these components over the six months.

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7   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Helping significantly in this allocation process to international equities were two strategies. First was the incorporation of a proprietary quantitative model that tracks the MSCI EAFE Index but on a smaller scale. Second was the introduction during the first months of 2005 of three quantitative models used similarly to those in the U.S. equity portion of the Fund. This newly established international portfolio was allocated 30% to a momentum model, 60% to a multi-factor value model and 10% to a value model. While this portfolio had a relatively neutral effect on the Fund's performance overall, it did help lower the Fund's turnover rate, which was 72% for the semiannual period. Even with these new internally managed international portfolios, the Fund's focus remained on U.S. large-cap stocks throughout.

    We also increased the use of trading optimization strategies in the Fund during the six months. Trading optimization is a sophisticated process that determines the parameters (thresholds, constants, etc.) that make a trading system perform its best. Through this process, we were able to reduce the Fund's transaction costs during the semiannual period.

    Within the fixed income portion of the Fund, we added intermediate-term Treasury Inflation Protected Securities (TIPS), but subsequently sold these securities. The TIPS benefited from strong inflation accretion over the short time the Fund owned them. We reduced exposure to the corporate sector early in the period, bringing the allocation more in line with the benchmark index. We believed high quality corporate bond yields already reflected the good news about the U.S. economy. This strategy proved most prudent, as in the early months of 2005, the investment grade credit market posted its worst quarterly performance since late 2002, as a series of earnings and cash flow warnings by General Motors rattled spread markets. Toward the end of the period, we slowly began to add to names in the credit sector that we believed were disproportionately punished in earlier weeks and that had become fair to attractively valued on a relative basis.

    We modestly increased exposure to mortgage-backed securities. Still, we continued to favor a defensive, higher-coupon bias within mortgages, which offers both attractive yield and protection from higher rates. Within the spread sectors, we maintained our emphasis on CMBS and asset-backed securities, which, in our view, offer attractive yield as well as the kind of defensive characteristics we want in the current market environment. We significantly reduced the Fund's position in high-yield corporate bonds, based primarily on our view that valuations in this fixed income sector had become relatively full.

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8   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    Finally, in anticipation of parallel shifts in yield differentials across the maturity spectrum, we removed some of the Fund's yield curve flattening bias.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We believe the Fund's consistent, disciplined approach will benefit performance over the long term. Our asset allocation models continue to favor equities over fixed income and, within equities, to favor international large-cap stocks and emerging market stocks over U.S. stocks given the weakened U.S. dollar. We agree with this assessment, believing that stocks may outperform bonds in the current rising interest rate environment. However, we also have become a bit more conservative in our view for the broad equity market going forward, given current valuations and historical averages. Within U.S. equities, our asset allocation models shifted preference toward the end of the semiannual period from small-cap to large-cap stocks. Thus we intend to maintain the high quality of the Fund's portfolios in the months ahead, while at the same time maintaining style diversification.

    Our focus going forward is to keep using our three well-tested models to try to identify the most promising stocks regardless of market conditions. At the same time, we believe the momentum

AVERAGE ANNUAL TOTAL RETURNS

                         Class A                  Class B                      Class C                 Class Y
(Inception dates)       (1/23/85)                (3/20/95)                    (6/26/00)               (3/20/95)
                   NAV(1)        POP(2)       NAV(1)  After CDSC(3)       NAV(1)  After CDSC(4)        NAV(5)
at March 31, 2005
6 months*           +8.44%      +2.20%        +8.10%     +4.10%           +8.02%     +7.02%            +8.66%
1 year              +8.21%      +1.99%        +7.31%     +3.31%           +7.38%     +7.38%            +8.39%
3 years             +5.21%      +3.15%        +4.39%     +3.47%           +4.39%     +4.39%            +5.38%
5 years             +0.88%      -0.31%        +0.10%     -0.08%             N/A        N/A             +1.05%
10 years            +6.76%      +6.13%        +5.94%     +5.94%             N/A        N/A             +6.92%
Since inception    +10.95%     +10.62%        +6.17%     +6.17%           +0.46%      +0.46            +7.15%

(1) Excluding sales charge.

(2) Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4) 1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

* Not annualized.

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9   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Questions & Answers

    quantitative model for equities may continue to drive performance most over the near term, while the quality model will likely be key during market downturns as was the case during the first months of 2005. Clearly, employing style diversification remains a critical advantage to the Fund. We will continue our strategy of monitoring weightings as a risk control, so that no individual security, industry or sector becomes too large within the Fund's portfolio. We also intend to continue to employ the macroscopic aspects of our risk controls, including constraints on market capitalization, price, quality, turnover, transaction costs and more.

Q: How do you intend to position the fixed-income portion of the Fund for the months ahead?

A: We intend to position the fixed income portion of the Fund for ongoing U.S. economic recovery and still higher interest rates, as these themes are likely to continue to weigh on the fixed income markets through the summer. Even with the Federal Reserve Board's March 2005 comments that inflation pressures have risen, we believe there may be cause for it to deviate from its measured pace and increase interest rates more vigorously than the market currently anticipates. In addition, we anticipate that the yield curve may flatten a bit more in the near term but that after an extended period of yield curve flattening, the yield spread between short- and long-term maturities may stabilize somewhat in the months ahead with more parallel shifts across the yield curve.

    Based on this view, we intend to maintain a short duration stance. We are respectful of what we see as a positive overall fundamental and technical environment. Thus, given the market weakening late in the quarter and our expectation for some further yet temporary weakness, we intend to continue to seek bonds where we see good value and strong fundamentals. In so doing, we will seek to add some maturity in the Fund's spread sector positioning as well. At the same time, we generally continue to favor defensive alternatives such as AAA-rated CMBS, asset-backed securities and structured mortgages. We also intend to begin increasing allocations to the high yield and international bond sectors, seeking to take advantage of recent weakness in these markets, which we believe to be short term.

    We will continue to monitor inflation numbers, as they remain the key indicator for the economy in the coming months. As we continue to seek attractive buying opportunities, we maintain a disciplined focus on individual security selection.

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10   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Investments in Securities

Total Return Portfolio

March 31, 2005 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (75.4%)
Issuer                                         Shares                 Value(a)

Aerospace & defense (2.0%)
BAE Systems                                   230,500(c)            $1,130,318
Boeing                                        112,669                6,586,629
European Aeronautic
  Defence and Space                             2,400(c)                71,737
General Dynamics                                6,490                  694,755
Lockheed Martin                                67,815                4,140,784
Raytheon                                       70,314                2,721,152
Rockwell Automation                            16,196                  917,341
Teledyne Technologies                           5,643(b)               176,626
Triumph Group                                   3,754(b)               146,181
United Technologies                            36,183                3,678,364
Total                                                               20,263,887

Airlines (0.1%)
Air France-KLM                                  8,700(c)               156,411
Deutsche Lufthansa                             16,500(b,c)             237,827
ExpressJet Holdings                             6,400(b)                73,024
Mesa Air Group                                  8,381(b)                58,667
Qantas Airways                                 65,800(c)               180,378
Singapore Airlines                              9,000(c)                64,897
SkyWest Airlines                               11,188                  207,985
Total                                                                  979,189

Automotive & related (3.1%)
Aftermarket Technology                         11,140(b)               183,810
Aisin Seiki                                     7,000(c)               159,299
Arriva                                         18,400(c)               182,545
Asbury Automotive Group                        11,398(b)               175,529
Bandag                                          3,393                  159,403
Bridgestone                                    11,000(c)               202,210
ComfortDelGro                                  82,400(c)                83,384
Continental                                     4,200(c)               325,717
Cooper Tire & Rubber                           15,477                  284,158
Cummins                                         8,626                  606,839
DaimlerChrysler                                47,100(c,o)           2,108,091
Dana                                           39,753                  508,441
Delphi                                        126,143                  565,121
DENSO                                          18,900(c)               470,649
Fiat                                           36,332(b,c)             264,195
Ford Motor                                    298,919                3,386,752
GenCorp                                        12,765                  255,300
General Motors                                342,536(o)            10,067,132

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Automotive & related (cont.)
Genuine Parts                                  30,351               $1,319,965
GKN                                            52,100(c)               249,825
Honda Motor                                    11,900(c)               595,999
Johnson Controls                               29,163                1,626,129
Lithia Motors Cl A                              2,871                   73,526
Michelin Cl B                                   6,200(c)               407,447
PACCAR                                         27,125                1,963,579
Peugeot                                        15,300(c)               972,158
Pirelli & C                                   107,874(c)               134,233
Renault                                        12,000(c)             1,071,698
Superior Inds Intl                              8,004                  211,386
Toyota Motor                                   33,000(c)             1,228,036
Valeo                                           2,700(c)               120,181
Visteon                                        28,810                  164,505
Volkswagen                                      4,300(c)               204,665
Volvo Cl A                                      3,300(c)               140,984
Volvo Cl B                                      4,500(c)               198,935
Total                                                               30,671,826

Banks and savings & loans (5.8%)
ABN AMRO Holding                              105,300(c)             2,612,416
Allied Irish Banks                             46,600(c)               975,507
Amcore Financial                                7,970                  225,153
AmericanWest Bancorp                            4,052(b)                78,082
Anchor BanCorp Wisconsin                        4,522                  127,113
Australia & New Zealand
  Banking Group                                10,550(c)               167,985
BancFirst                                       1,362                   94,005
Banche Popolari Unite Scrl                     23,605(c)               495,056
BancorpSouth                                   17,370                  358,517
Bank of America                               395,464               17,439,961
Barclays                                      165,000(c)             1,686,839
BNP Paribas                                    15,700(c)             1,112,146
Cathay General Bancorp                          3,088                   97,272
Central Pacific Financial                       4,224                  142,138
Chittenden                                     12,398                  323,209
Citizens Banking                                5,438                  159,660
City Holding                                    2,007                   59,277
Comerica                                       16,393                  902,926
Commercial Federal                             16,374                  452,741

See accompanying notes to investments in securities.

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11   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Banks and savings & loans (cont.)
Community Trust Bancorp                         5,793                 $166,896
Corus Bankshares                                2,988                  142,498
Credit Agricole                                21,500(c)               584,398
Credit Suisse Group                             4,500(b,c)             193,239
Danske Bank                                    20,500(c)               594,893
DNB NOR                                        58,100(c)               593,868
Euronet Worldwide                               3,398(b)                97,013
First BanCorp Puerto Rico                       3,290(c)               139,003
First Citizens BancShares Cl A                  1,766                  258,507
First Community Bancshares                      2,497                   70,091
First Financial                                 1,936                   57,209
First Horizon Natl                             13,108                  534,675
First Midwest Bancorp                           3,284                  106,664
FirstFed Financial                              3,668(b)               187,105
Flagstar Bancorp                                9,263                  181,092
Fortis                                         31,700(c)               903,148
Great Southern Bancorp                          4,055                  131,666
Greater Bay Bancorp                             8,617                  210,341
HBOS                                          157,700(c)             2,458,545
Independent Bank                                2,604                   74,917
ING Groep                                      58,600(c)             1,769,805
KBC Bancassurance Holding                       4,100(c)               345,703
Lloyds TSB Group                              272,000(c)             2,456,910
MAF Bancorp                                     6,697                  278,193
MCG Capital                                     5,544                   85,294
Mid-State Bancshares                            5,196                  138,214
Mizuho Financial Group                            282(c)             1,333,464
Natl Australia Bank                            64,400(c)             1,409,837
Natl City                                     151,114                5,062,319
NBT Bancorp                                     3,448                   77,270
Oriental Financial Group                       11,310(c)               264,880
Peoples Bancorp                                 2,631                   70,774
PNC Financial Services Group                   16,286                  838,403
Provident Bankshares                            1,215                   40,046
R-G Financial Cl B                              9,040(c)               281,777
Regions Financial                              30,714                  995,134
Republic Bancorp                                9,964                  134,913
Republic Bancorp Cl A                           7,524                  167,152
Resona Holdings                               336,000(b,c)             673,755
S&T Bancorp                                     5,978                  211,621
Southwest Bancorp                               3,541                   65,331
Sumitomo Mitsui Financial Group                    79(c)               534,919
Susquehanna Bancshares                          6,116                  149,108
Tompkins Trustco                                2,786                  118,544
Trustmark                                      11,353                  329,237
UMB Financial                                   2,844                  161,880
Washington Mutual                             153,935                6,080,433
Total                                                               59,270,687

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Beverages & tobacco (3.6%)
Altadis                                         7,300(c)              $298,534
Altria Group                                  307,740(j)            20,123,118
Coca-Cola                                     276,307               11,513,713
DIMON                                          18,443                  115,269
Foster's Group                                 18,800(c)                74,474
InBev                                           2,800(c)                98,029
Lion Nathan                                     9,900(c)                55,425
PepsiCo                                        11,301                  599,292
Reynolds American                              19,423                1,565,300
SABMiller                                      19,200(c)               300,598
Schweitzer-Mauduit Intl                         6,546                  219,618
Scottish & Newcastle                           39,600(c)               344,602
Southcorp                                      18,600(c)                60,755
Standard Commercial                             5,308                   98,729
Universal                                      11,960                  547,409
Total                                                               36,014,865

Broker dealers (1.1%)
Bear Stearns Companies                         21,981                2,195,902
Franklin Resources                             13,671                  938,514
JPMorgan Chase & Co                           145,485                5,033,781
Lehman Brothers Holdings                       26,843                2,527,537
Merrill Lynch & Co                             12,281                  695,105
Total                                                               11,390,839

Building materials & construction (0.7%)
American Standard Companies                     7,683                  357,106
Barratt Developments                           16,800(c)               209,371
BPB                                             8,200(c)                76,935
Building Material Holding                       7,038                  313,050
CSR                                            45,000(c)                85,483
Fletcher Building                              18,000(c)                85,015
Geberit                                           125(c)                91,571
Genlyte Group                                   1,635(b)               147,101
Grupo Ferrovial                                 1,000(c)                56,631
Hanson                                         29,600(c)               279,955
Imerys                                          1,100(c)                83,125
Insituform Technologies Cl A                    9,378(b)               136,075
Ishikawajima-Harima Heavy Inds                 31,000(b,c)              50,019
Lafarge                                         1,000(c)                96,826
M/I Homes                                       5,232                  256,002
Masco                                          53,136                1,842,224
NCI Building Systems                            3,808(b)               146,989
Okumura                                         8,000(c)                48,648
Rinker Group                                   33,100(c)               276,046
Sherwin-Williams                               14,572                  641,022
Standard-Pacific                                2,824                  203,865
Texas Inds                                      3,600                  193,500
Universal Forest Products                       4,704                  182,750

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Building materials & construction (cont.)
USG                                            22,442(b,o)            $744,177
Walter Inds                                    12,039                  512,259
Wienerberger                                    2,500(c)               113,774
Total                                                                7,229,519

Cellular telecommunications (0.2%)
Alamosa Holdings                               18,754(b)               218,859
Nextel Communications Cl A                     43,102(b)             1,224,959
SBA Communications Cl A                         9,600(b)                87,936
Total                                                                1,531,754

Chemicals (0.8%)
Akzo Nobel                                      9,800(c)               447,391
Albemarle                                       3,730                  135,623
BASF                                            6,700(c)               474,957
Bayer                                          50,600(c)             1,670,520
Cambrex                                         6,723                  143,200
Crompton                                       19,639                  286,729
Cytec Inds                                      1,742                   94,504
DSM                                             4,900(c)               345,197
Eastman Chemical                               18,413                1,086,367
FMC                                             8,477(b)               453,096
Georgia Gulf                                    6,712                  308,618
Great Lakes Chemical                            1,059                   34,015
HB Fuller                                       4,130                  119,770
Immucor                                         9,215(b)               278,201
Imperial Chemical Inds                         67,100(c)               339,187
Octel                                          13,536(c)               250,822
OM Group                                        5,151(b)               156,693
Orica                                           5,850(c)                82,442
Solvay                                            800(c)                95,348
Syngenta                                        2,800(b,c)             292,457
Wesfarmers                                     10,400(c)               319,147
WR Grace & Co                                  36,596(b)               311,798
Total                                                                7,726,082

Computer hardware (1.4%)
Agilysys                                        3,036                   59,688
Apple Computer                                204,536(b)             8,523,015
Black Box                                       5,844                  218,624
Dell                                           74,239(b)             2,852,262
Emulex                                          5,740(b)               108,142
Fujitsu                                        12,000(c)                72,076
Gateway                                        26,625(b)               107,299
Hutchinson Technology                           4,160(b)               144,685
Insight Enterprises                            13,851(b)               243,224
Intermagnetics General                          3,373(b)                82,099
Iomega                                         22,584(b)                96,885
Komag                                           6,343(b)               141,766

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Computer hardware (cont.)
Network Appliance                              32,387(b)              $895,824
Oce                                             5,500(c)                87,902
Trident Microsystems                            3,800(b)                67,184
Total                                                               13,700,675

Computer software & services (3.2%)
Activision                                     21,568(b)               319,206
Adobe Systems                                  37,694                2,531,906
ANSYS                                           7,698(b)               263,349
Autodesk                                       68,316                2,033,084
Automatic Data Processing                      43,984                1,977,081
BISYS Group                                     8,744(b)               137,106
CACI Intl Cl A                                  3,790(b)               209,322
CNET Networks                                  28,638(b)               270,343
Convergys                                      43,941(b)               656,039
CSG Systems Intl                                9,085(b)               147,995
Digital River                                   2,261(b)                70,453
Digitas                                         7,200(b)                72,720
eFunds                                          7,913(b)               176,618
Electronic Data Systems                        25,189                  520,657
Epicor Software                                 9,886(b)               129,507
F5 Networks                                     4,509(b)               227,659
FactSet Research Systems                        2,878                   95,003
InfoSpace                                       2,276(b)                92,929
Ixia                                           10,200(b)               181,458
j2 Global Communications                        9,501(b)               325,979
Jupitermedia                                    4,827(b)                74,867
Lexar Media                                    34,252(b)               170,575
Lionbridge Technologies                        61,993(b)               352,740
MAXIMUS                                         3,875                  129,774
Mentor Graphics                                11,431(b)               156,605
MICROS Systems                                  5,849(b)               214,717
Microsoft                                     105,195                2,542,562
Navigant Consulting                            10,887(b)               296,453
NCR                                            46,768(b)             1,577,952
Oracle                                        892,892(b)            11,143,291
Packeteer                                       4,000(b)                61,560
Sapient                                        36,703(b)               269,584
Secure Computing                                9,547(b)                81,818
SRA Intl Cl A                                   6,100(b)               367,525
Symantec                                      131,251(b)             2,799,583
Take-Two Interactive Software                   5,967(b)               233,310
Transaction Systems Architects Cl A            20,770(b)               480,826
Travelzoo                                       3,100(b)               154,132
Trend Micro                                     3,500(c)               150,485
Verint Systems                                  2,564(b)                89,586
Websense                                        5,704(b)               306,875
Wind River Systems                             14,977(b)               225,853
Total                                                               32,319,087

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Electronics (0.4%)
American Power Conversion                      25,184                 $657,555
ESCO Technologies                               1,144(b)                91,920
ESS Technology                                109,416(b)               576,622
General Cable                                   8,995(b)               108,570
GrafTech Intl                                  10,084(b)                57,378
Hitachi                                        81,000(c)               503,134
Microsemi                                      24,001(b)               390,976
MIPS Technologies                               6,400(b)                73,600
OmniVision Technologies                        15,405(b)               233,386
Paxar                                          11,201(b)               239,029
Rofin-Sinar Technologies                        5,266(b)               169,249
Rogers                                          1,876(b)                75,040
SANYO Electric                                 86,000(c)               267,898
ScanSource                                      3,143(b)               162,902
Thomas & Betts                                  3,457(b)               111,661
Trimble Navigation                              5,827(b)               197,011
Yamaha                                         15,600(c)               225,081
Total                                                                4,141,012

Energy (8.2%)
Anadarko Petroleum                             57,065                4,342,647
Berry Petroleum Cl A                            3,905                  200,912
BP                                            108,000(c)             1,119,419
Burlington Resources                           82,021                4,106,791
Cheniere Energy                                 2,322(b)               149,792
ChevronTexaco                                 177,075               10,325,243
ConocoPhillips                                146,271               15,773,865
Denbury Resources                              10,032(b)               353,427
Devon Energy                                   65,586                3,131,732
Eni                                            20,757(c)               538,912
EOG Resources                                  35,064                1,709,019
Exxon Mobil                                   420,509               25,062,336
Frontier Oil                                    2,958                  107,257
Groupe Bruxelles Lambert                        2,700(c)               246,207
Houston Exploration                             3,705(b)               211,000
KCS Energy                                     12,556(b)               192,860
Marathon Oil                                   33,047                1,550,565
Neste Oil                                       5,950(b,c)              77,350
NIPPON MINING HOLDINGS                         15,500(c)                85,147
Nippon Oil                                     47,000(c)               333,585
Norsk Hydro                                     6,300(c)               520,135
Occidental Petroleum                           78,103                5,558,591
OMV                                             1,000(c)               317,699
Repsol YPF                                     15,200(c)               402,320
Santos                                         39,067(c)               271,508
Statoil                                        15,900(c)               271,078
Stone Energy                                    3,513(b)               170,626

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Energy (cont.)
Tesoro                                         14,089(b)              $521,575
Total                                           1,100(c)               257,360
Valero Energy                                  61,886                4,534,387
Vintage Petroleum                              12,905                  405,991
Woodside Petroleum                              8,000(c)               150,116
Total                                                               82,999,452

Energy equipment & services (0.9%)
Baker Hughes                                   49,846                2,217,650
Cal Dive Intl                                   7,256(b)               328,697
Cimarex Energy                                 10,367(b)               404,313
Energy Partners                                 4,100(b)               106,477
Fortum                                         23,800(c)               463,360
Halliburton                                    18,142                  784,642
Holly                                           9,068                  337,964
Hydril                                          2,720(b)               158,875
Lone Star Technologies                          5,979(b)               235,752
Noble                                          16,356                  919,371
Offshore Logistics                              6,207(b)               206,817
Range Resources                                 8,789                  205,311
Superior Energy Services                       18,800(b)               323,360
Transocean                                     39,281(b)             2,021,400
Unit                                            3,713(b)               167,716
Veritas DGC                                       317(b)                 9,497
Total                                                                8,891,202

Engineering & construction (0.4%)
Acciona                                           800(c)                72,172
ACS Actividades de
  Construccion y Servicios                      6,900(c)               170,826
Bouygues                                        4,600(c)               182,334
Daiwa House Industry                           18,000(c)               206,827
EMCOR Group                                     3,469(b)               162,419
George Wimpey                                  22,300(c)               185,417
Granite Construction                            4,192                  110,124
Invensys                                      384,900(b,c)             112,738
Perini                                         12,244(b)               168,845
Saint-Gobain                                   14,500(c)               883,361
Skanska Cl B                                   25,800(c)               312,057
Taylor Woodrow                                 42,400(c)               245,177
Technip                                           900(c)               150,489
Toda                                           10,000(c)                49,245
VA Technologie                                    800(b,c)              65,328
VINCI                                           3,800(c)               547,722
Total                                                                3,625,081

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Environmental services (0.1%)
United Utilities                               52,000(c)              $620,048

Finance companies (0.9%)
Citigroup                                     161,593                7,261,989
First Financial Bancorp                         7,512                  137,094
ITLA Capital                                    2,210(b)               110,412
MGIC Investment                                18,289                1,127,883
World Acceptance                                6,854(b)               174,914
Total                                                                8,812,292

Financial services (2.8%)
Advanta Cl B                                    8,991                  206,793
British Land                                   14,300(c)               217,262
Chemical Financial                             10,682                  347,218
CompuCredit                                     8,510(b)               226,536
Corio                                           2,700(c)               150,944
Countrywide Financial                         205,278                6,663,324
Delphi Financial Group Cl A                     9,146                  393,278
Fannie Mae                                    233,975               12,739,939
Freddie Mac                                    28,902                1,826,606
Investment Technology Group                    18,928(b)               331,240
Irwin Financial                                 7,351                  169,220
Janus Capital Group                            15,595                  217,550
Macquarie Group                                80,200(c)               222,950
MBNA                                           34,000                  834,700
Nordea Bank                                   146,700(c)             1,483,831
Providian Financial                            36,793(b)               631,368
Resource America Cl A                           3,524                  123,499
Sampo Cl A                                     21,900(c)               317,932
Unibail                                         1,400(c)               165,952
Wereldhave                                      2,100(c)               215,040
Wihlborgs Fastigheter                           7,500(c)               173,471
Total                                                               27,658,653

Food (0.3%)
American Italian Pasta Cl A                     3,311                   90,721
Archer-Daniels-Midland                         53,098                1,305,148
Colruyt                                           600(c)                93,171
Compass Group                                  15,100(c)                68,911
Kesko Cl B                                      2,200(c)                56,520
Nash Finch                                     10,906                  414,319
Orkla                                           3,600(c)               131,845
Sanderson Farms                                 1,729                   74,710
Seaboard                                          200                  214,600
Sensient Technologies                          20,716                  446,637
Tate & Lyle                                    36,600(c)               367,601
United Natural Foods                            1,595(b)                45,665
Total                                                                3,309,848

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Furniture & appliances (0.5%)
Black & Decker                                 17,698               $1,397,965
Electrolux Cl B                                11,200(c)               260,635
Ethan Allen Interiors                           5,260                  168,320
Furniture Brands Intl                          11,604                  253,083
La-Z-Boy                                       10,325                  143,827
Matsushita Electric Industrial                 79,000(c)             1,164,148
Maytag                                         21,938(o)               306,474
Stanley Works                                  14,320                  648,266
Thomas Inds                                     3,429                  135,926
Whirlpool                                      14,657                  992,719
Total                                                                5,471,363

Health care products (5.6%)
AstraZeneca                                    17,500(c)               689,834
Becton, Dickinson & Co                         42,905                2,506,510
Biomet                                         15,511                  563,049
Biosite                                         3,800(b)               197,714
Bristol-Myers Squibb                           35,016                  891,507
Celesio                                         1,000(c)                81,751
CR Bard                                        13,083                  890,691
CSL                                             6,800(c)               179,478
Elan                                           10,400(b,c)              32,353
Gilead Sciences                                65,724(b)             2,352,919
Intuitive Surgical                              8,376(b)               380,857
Johnson & Johnson                             490,931(j)            32,970,925
King Pharmaceuticals                           55,288(b)               459,443
Laserscope                                      3,648(b)               115,788
Medtronic                                      46,090                2,348,286
Merck & Co                                    269,560                8,725,657
Mine Safety Appliances                          5,043                  195,366
Novo Nordisk Cl B                               4,500(c)               250,600
Par Pharmaceutical Companies                    2,306(b)                77,113
PolyMedica                                      6,084                  193,228
Sankyo                                         36,300(c)               765,137
Schering-Plough                                48,157                  874,050
Transkaryotic Therapies                         5,700(b)               142,301
UCB                                             2,000(c)                96,774
United Therapeutics                             2,721(b)               124,336
Ventana Medical Systems                         5,542(b)               207,603
Vital Signs                                     2,599                  103,674
Total                                                               56,416,944

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Health care services (1.1%)
Aetna                                          21,745               $1,629,788
Alliance Imaging                               13,400(b)               127,970
Apria Healthcare Group                          3,826(b)               122,815
Cardinal Health                                29,727                1,658,767
Centene                                        10,051(b)               301,429
Gambro Cl A                                     8,000(c)               109,211
Humana                                         17,027(b)               543,842
LCA-Vision                                      3,477                  115,784
Magellan Health Services                          337(b)                11,475
Matria Healthcare                               3,882(b)               119,216
OCA                                            55,800(b)               237,150
Pediatrix Medical Group                         5,219(b)               357,971
Priority Healthcare Cl B                        4,000(b)                86,520
Psychiatric Solutions                           3,300(b)               151,800
RehabCare Group                                 5,248(b)               150,670
Sierra Health Services                          7,265(b)               463,798
Sonic Healthcare                               40,200(c)               374,061
Stewart Enterprises Cl A                       23,114                  142,151
Sunrise Senior Living                           3,980(b)               193,428
Tenet Healthcare                              117,700(b)             1,357,081
UnitedHealth Group                             23,074                2,200,798
WellPoint                                       6,957(b)               872,060
Total                                                               11,327,785

Home building (1.0%)
Beazer Homes USA                               17,061                  850,661
Centex                                         80,836                4,629,479
KB HOME                                        18,017                2,116,277
Meritage Homes                                  4,424(b)               260,662
Pulte Homes                                    25,891                1,906,354
Technical Olympic USA                           3,690                  111,438
WCI Communities                                 4,104(b)               123,448
Total                                                                9,998,319

Household products (0.5%)
Action Performance Companies                    6,928                   91,657
Chattem                                         3,977(b)               176,857
Gillette                                       49,876                2,517,740
Hagemeyer                                      42,600(b,c)             108,228
JAKKS Pacific                                  12,198(b)               261,891
Kimberly-Clark                                 10,319                  678,268
Libbey                                          4,231                   88,851
Mannatech                                       6,600                  129,030
Nautilus Group                                 12,584                  298,996
Rayovac                                         6,171(b)               256,714
Tupperware                                      6,207                  126,375
Total                                                                4,734,607

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Industrial services (0.1%)
Applied Industrial Technologies                 4,756                 $129,363
Ceradyne                                        6,538(b)               146,255
United Rentals                                  8,600(b)               173,806
WESCO Intl                                     11,335(b)               317,380
Total                                                                  766,804

Industrial transportation (2.1%)
Arkansas Best                                   2,815                  106,351
ArvinMeritor                                   12,604                  194,984
Brambles Inds                                  20,750(c)               127,384
Burlington Northern Santa Fe                   57,576                3,105,074
CSX                                            17,829                  742,578
East Japan Railway                                 95(c)               510,353
EGL                                             3,611(b)                82,331
FedEx                                          57,452                5,397,615
FirstGroup                                      8,500(c)                55,134
Forward Air                                     2,020                   86,012
Frontline                                       3,600(c)               172,194
GATX                                           10,902                  361,837
Kawasaki Kisen Kaisha                          15,000(c)               103,525
Landstar System                                13,551(b)               443,795
Mitsui OSK Lines                               15,000(c)                96,391
Natl Express Group                              5,600(c)                95,505
Neptune Orient Lines                           51,500(c)               114,840
Nippon Express                                 74,000(c)               389,256
Norfolk Southern                              115,051                4,262,640
Overseas Shipholding Group                      7,041                  442,949
Penninsular and Oriental Steam
  Navigation                                   31,600(c)               172,873
Ryder System                                   14,462                  603,065
Ship Finance Intl                                 360(c)                 7,047
Toll Holdings                                   9,106(c)                98,303
Transurban Group                               41,500(c)               226,247
United Parcel Service Cl B                     46,320                3,369,317
USF                                             1,247                   60,180
Total                                                               21,427,780

Insurance (3.2%)
Aegon                                          66,000(c)               890,567
Alfa                                           12,813                  185,148
Allianz                                        12,200(c)             1,548,946
Allstate                                       88,055                4,760,252
Ambac Financial Group                          13,493                1,008,602
AMERIGROUP                                     12,352(b)               451,589
AmerUs Group                                   16,373                  773,624
AMP                                            46,650(c)               255,044
Aon                                            69,545                1,588,408
Aviva                                         146,900(c)             1,762,739

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Insurance (cont.)
CIGNA                                          56,390               $5,035,626
Commerce Group                                  9,292                  575,918
Fremont General                                 6,646                  146,146
Friends Provident                              71,400(c)               239,154
Great American Financial Resources              3,211                   54,394
Hartford Financial Services Group              27,064                1,855,508
Horace Mann Educators                          15,643                  277,507
Infinity Property & Casualty                    4,634                  144,859
Insurance Australia Group                      44,200(c)               216,392
Jefferson-Pilot                                18,804                  922,336
LandAmerica Financial Group                     7,597                  380,078
Lincoln Natl                                   25,989                1,173,143
Marsh & McLennan Companies                     40,063                1,218,716
MBIA                                            6,301                  329,416
Natl Western Life Insurance Cl A                  998(b)               170,598
Presidential Life                               5,058                   82,344
Principal Financial Group                       7,979                  307,112
QBE Insurance Group                            21,870(c)               251,463
Royal & SunAlliance
  Insurance Group                             104,600(c)               155,165
Stewart Information Services                    6,859                  257,350
Torchmark                                      23,944                1,249,877
UICI                                           14,752                  357,736
United Fire & Casualty                          4,338                  146,755
UnumProvident                                  82,911                1,411,145
XL Capital Cl A                                 4,853(c)               351,212
Zurich Financial Services                       7,850(b,c)           1,377,919
Total                                                               31,912,788

Investment companies (2.8%)
iShares MSCI Emerging
  Markets Index Fund                          136,600(o)            27,702,480

Leisure time & entertainment (0.6%)
Amadeus Global Travel
  Distribution Cl A                             9,600(c)                90,589
Arctic Cat                                      3,146                   85,131
Argosy Gaming                                   1,041(b)                47,803
Callaway Golf                                  25,890                  331,391
Cap Gemini                                      5,100(b,c)             177,826
Carnival                                        2,305(c)               126,578
EMI Group                                      17,800(c)                79,467
Handleman                                      13,591                  257,685
Harley-Davidson                                68,346                3,947,664
RC2                                               217(b)                 7,378
Shuffle Master                                  4,308(b)               124,760
Thor Inds                                       3,850                  115,154
TUI                                             9,500(c)               250,834
Total                                                                5,642,260

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Lodging & gaming (0.5%)
Aristocrat Leisure                             18,450(c)              $145,035
Boyd Gaming                                    13,909                  725,354
Hilton Group                                   27,600(c)               156,989
InterContinental Hotels Group                   6,700(c)                78,182
Marriott Intl Cl A                             19,954                1,334,124
OPAP                                            4,200(c)               122,382
Penn Natl Gaming                               17,350(b)               509,743
Starwood Hotels &
  Resorts Worldwide                            33,514                2,011,846
Tabcorp Holdings                               17,500(c)               227,432
Total                                                                5,311,087

Machinery (0.4%)
Albany Intl Cl A                                2,781                   85,877
ALSTOM                                         88,100(b,c)              75,369
Cascade                                         2,564                   89,740
Caterpillar                                    12,333                1,127,729
Federal Signal                                  5,494                   83,344
Furukawa Electric                              29,000(b,c)             132,802
Global Power Equipment Group                   25,844(b)               247,586
Joy Global                                     19,564                  685,914
Kawasaki Heavy Inds                            79,000(c)               136,309
Lincoln Electric Holdings                      11,991                  360,689
Mitsubishi Heavy Inds                         160,000(c)               425,294
Regal-Beloit                                    2,572                   74,048
Tecumseh Products Cl A                          4,066                  161,054
Wartsila Cl B                                   3,800(c)               100,481
Total                                                                3,786,236

Media (2.3%)
American Greetings Cl A                         7,611                  193,928
Banta                                           6,027                  257,956
Catalina Marketing                              5,331                  138,073
Dai Nippon Printing                            32,000(c)               521,992
eBay                                          335,266(b)            12,492,010
Nippon Telegraph & Telephone                      389(c)             1,701,558
Reuters Group                                  14,700(c)               113,337
Shaw Group                                     18,557(b)               404,543
Ventiv Health                                   7,343(b)               168,889
Yahoo!                                        207,443(b)             7,032,317
Yell Group                                     13,000(c)               116,198
Total                                                               23,140,801

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Metals (1.0%)
AK Steel Holding                               24,246(b)              $268,161
Arcelor                                        26,500(c)               605,578
BHP Billiton                                  125,450(c)             1,706,214
BlueScope Steel                                41,800(c)               280,818
Boehler-Uddeholm                                  500(c)                68,219
Carpenter Technology                            3,995                  237,343
Cleveland-Cliffs                                4,002                  291,626
Commercial Metals                              17,360                  588,330
Gibraltar Inds                                  3,252                   71,349
Iluka Resources                                20,400(c)                89,476
Kobe Steel                                    101,000(c)               178,036
Maverick Tube                                   7,602(b)               247,141
Mueller Inds                                   10,576                  297,714
NS Group                                        5,379(b)               168,954
Nucor                                          29,918                1,722,081
OneSteel                                       33,500(c)                67,000
Oregon Steel Mills                              7,023(b)               161,529
Phelps Dodge                                   12,561                1,277,832
Quanex                                          6,966                  371,427
Rautaruukki                                     5,700(c)                76,691
Reliance Steel & Aluminum                       2,729                  109,187
Ssab Svenskt Stal Cl A                          3,700(c)                91,860
Toyo Seikan Kaisha                             10,000(c)               185,693
Umicore                                         1,000(c)               101,492
United States Steel                             4,179                  212,502
voestalpine                                     1,700(c)               131,243
Total                                                                9,607,496

Miscellaneous (--%)
DCC                                             2,600(c)                60,460
Kelda Group                                    19,500(c)               220,357
SUEZ                                            7,200(c)               193,746
Total                                                                  474,563

Multi-industry (2.1%)
3M                                             36,606                3,136,768
Abertis Infraestructuras                        8,800(c)               198,816
Actuant Cl A                                    3,000(b)               134,760
Ameron Intl                                     4,242                  152,712
Anixter Intl                                    5,253(b)               189,896
Autoroutes du Sud de la France                  1,800(c)                91,297
Autostrade                                      8,718(c)               225,666
Brady Cl A                                      7,981                  258,185
Brambles Inds                                  14,200(c)                81,306
Canon                                          12,300(c)               659,625
Crane                                           5,540                  159,497
Eastman Kodak                                 155,064                5,047,334

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Multi-industry (cont.)
EnPro Inds                                      3,301(b)               $90,778
FTI Consulting                                  5,599(b)               115,563
Imation                                         8,371                  290,892
Kidde                                          21,300(c)                67,218
Lancaster Colony                                4,981                  211,942
Marubeni                                       63,000(c)               202,126
Mayne Group                                    43,770(c)               130,465
Mitsubishi Materials                           51,000(c)               121,768
NCO Group                                       3,862(b)                75,502
New World Development                         142,000(c)               139,285
Pre-Paid Legal Services                        10,888                  368,450
Rentokil Initial                               89,500(c)               273,987
Ruddick                                        13,865                  320,975
Societe Generale                                5,800(c)               602,564
SOURCECORP                                      6,665(b)               134,233
Standex Intl                                    3,390                   92,547
Textron                                        20,190                1,506,578
Tyco Intl                                     138,065(c,j)           4,666,598
Vivendi Universal                               4,100(b,c)             125,580
WW Grainger                                    10,449                  650,659
YORK Intl                                      16,895                  661,946
Total                                                               21,185,518

Paper & packaging (0.4%)
AptarGroup                                        518                   26,926
Ball                                           16,248                  673,967
Billerud                                        3,300(c)                48,551
Crown Holdings                                 33,800(b)               525,928
Ennis                                           3,907                   66,106
Louisiana-Pacific                              45,212                1,136,630
Norske Skogindustrier                           7,500(c)               149,770
Oji Paper                                      47,000(c)               263,887
Rock-Tenn Cl A                                  4,516                   60,063
Silgan Holdings                                   934                   60,691
Stora Enso                                     22,700(c)               318,659
UPM - Kymmene                                  29,900(c)               662,734
Total                                                                3,993,912

Precious metals (0.1%)
Freeport-McMoRan
  Copper & Gold Cl B                           25,407                1,006,371
Newcrest Mining                                11,150(c)               149,901
Total                                                                1,156,272

Real estate (--%)
Brookfield Homes                                2,460                  103,837
Daito Trust Construction                        2,000(c)                83,940
Jones Lang LaSalle                              4,250(b)               198,262
Total                                                                  386,039

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Real estate investment trust (0.5%)
American Home
  Mortgage Investment                           4,698                 $134,551
Anthracite Capital                             31,249                  348,114
Anworth Mtge Asset                             20,220                  193,101
Archstone-Smith Trust                          30,178                1,029,371
Bedford Property Investors                      3,131                   68,350
Capstead Mtge                                  27,053(o)               231,303
IMPAC Mtge Holdings                            36,978                  709,238
Innkeepers USA Trust                            5,995                   77,395
LaSalle Hotel Properties                        1,212                   35,209
LTC Properties                                  5,151                   89,370
MFA Mtge Investments                           25,262                  192,244
Natl Health Investors                           8,177                  212,438
New Century Financial                           7,254                  339,632
Novastar Financial                              9,892                  356,211
Plum Creek Timber                              20,985                  749,165
Post Properties                                 2,795                   86,757
RAIT Investment Trust                           9,414                  252,483
Redwood Trust                                   4,265                  218,283
Taubman Centers                                 1,942                   53,871
Universal Health Realty
  Income Trust                                  4,530                  127,973
Total                                                                5,505,059

Restaurants (0.7%)
Bob Evans Farms                                12,333                  289,209
CEC Entertainment                               4,697(b)               171,910
Jack in the Box                                13,018(b)               482,968
Mitchells & Butlers                            30,200(c)               196,602
Papa John's Intl                                4,451(b)               154,539
Ryan's Restaurant Group                        17,479(b)               253,970
Starbucks                                     104,343(b)             5,390,359
Total                                                                6,939,557

Retail -- drugstores (--%)
CVS                                             9,009                  474,054

Retail -- general (5.0%)
Best Buy                                       68,777                3,714,646
BJ's Wholesale Club                            12,694(b)               394,276
Blair                                           2,081                   68,611
Brown Shoe                                      6,935                  237,662
Cato Cl A                                       7,998                  257,936
Circuit City Stores                            42,821                  687,277
Coldwater Creek                                 6,821(b)               126,043
Delhaize Group                                  1,500(c)               102,756
Department 56                                  12,733(b)               222,318
Dillard's Cl A                                 19,551                  525,922

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Retail -- general (cont.)
Dollar General                                 49,720               $1,089,365
Esprit Holdings                                31,500(c)               215,073
Federated Dept Stores                           8,879                  565,060
Grafton Group                                   6,800(b,c)              80,650
Group 1 Automotive                              7,264(b)               191,043
GUS                                            17,100(c)               294,379
Hennes & Mauritz Cl B                          16,200(c)               556,890
Home Depot                                    343,216               13,124,580
JC Penney                                      28,581                1,483,926
Koninklijke Ahold                              16,800(b,c)             140,674
Linens `N Things                                7,888(b)               195,859
May Dept Stores                                25,314                  937,124
Movie Gallery                                   6,738                  193,246
Next                                            3,000(c)                90,252
Nintendo                                          900(c)                98,209
Nordstrom                                      24,353                1,348,669
Payless ShoeSource                             15,434(b)               243,703
Russ Berrie & Co                                3,676                   70,395
Sears Holdings                                 17,692(b)             2,356,033
ShopKo Stores                                  12,573(b)               279,372
Sonic Automotive                               11,461                  260,279
Staples                                        32,070                1,007,960
Too                                             3,646(b)                89,947
Toys "R" Us                                    68,930(b)             1,775,637
United Stationers                               8,465(b)               383,041
Wal-Mart Stores                               315,887               15,829,097
Weis Markets                                    4,686                  172,773
Woolworths                                      7,900(c)                97,911
World Fuel Services                             4,530                  142,695
Zale                                           15,914(b)               472,964
Total                                                               50,124,253

Retail -- grocery (0.6%)
J Sainsbury                                    69,400(c)               379,337
Kroger                                        157,197(b)             2,519,868
Safeway                                       110,352(b)             2,044,823
Tesco                                         112,900(c)               675,243
Total                                                                5,619,271

Telecom equipment & services (1.6%)
Aspect Communications                          11,967(b)               124,576
Comtech Telecommunications                      3,760(b)               195,896
Ditech Communications                          12,258(b)               152,857
Marconi                                        10,500(b,c)             106,947
PCCW                                          283,000(c)               158,752
QUALCOMM                                      397,242               14,558,920
Sonus Networks                                 56,406(b)               239,162
Telenor                                         7,400(c)                66,586
Total                                                               15,603,696

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                                         Shares                 Value(a)

Textiles & apparel (0.4%)
Adidas-Salomon                                    800(c)              $126,945
Burlington Coat Factory Warehouse               7,866                  225,754
Genesco                                         5,450(b)               154,889
Gunze                                          17,000(c)                79,118
K-Swiss Cl A                                    2,725                   90,007
Kellwood                                        3,254                   93,683
Liz Claiborne                                   9,823                  394,197
Nike Cl B                                      20,483                1,706,438
Quiksilver                                      1,788(b)                51,906
Russell                                        12,186                  220,323
Steven Madden                                   4,235(b)                70,682
Stride Rite                                    10,898                  144,943
VF                                             10,358                  612,571
Wolverine World Wide                            7,299                  156,418
Total                                                                4,127,874

Utilities -- electric (2.7%)
AES                                            57,468(b)               941,326
American Electric Power                        23,565                  802,624
Black Hills                                     2,560                   84,659
CenterPoint Energy                             99,284                1,194,387
CH Energy Group                                 2,290                  104,653
Chubu Electric Power                            9,000(c)               216,144
Cleco                                          18,813                  400,717
Duquesne Light Holdings                         9,071                  162,552
E.ON                                           47,800(c)             4,101,023
Edison Intl                                   100,999                3,506,685
EDP-Energias de Portugal                       91,500(c)               254,995
El Paso Electric                                8,421(b)               159,999
Electrabel                                        700(c)               314,030
Endesa                                          7,800(c)               175,415
Hokkaido Electric Power                         7,000(c)               142,324
HongKong Electric Holdings                     61,500(c)               273,628
Intl Power                                     57,100(b,c)             193,414
Kansai Electric Power                          53,300(c)             1,068,784
Otter Tail                                      4,280                  107,171
PG&E                                           85,425                2,912,993
PNM Resources                                   6,377                  170,138
Public Service Enterprise Group                27,487                1,495,018
Scottish & Southern Energy                     20,700(c)               344,814
Scottish Power                                100,700(c)               778,297
Severn Trent                                   25,000(c)               432,268
Sierra Pacific Resources                       24,567(b)               264,095
TECO Energy                                    55,757                  874,270
TXU                                            75,049                5,976,152
UIL Holdings                                    1,001                   50,701
Total                                                               27,503,276

Common stocks (continued)
Issuer                                         Shares                 Value(a)

Utilities -- natural gas (0.3%)
BG Group                                       47,100(c)              $366,032
Centrica                                       21,170(c)                92,311
Energen                                         1,421                   94,639
New Jersey Resources                            5,480                  238,544
Nicor                                           5,861                  217,384
Peoples Energy                                  6,409                  268,665
Quicksilver Resources                           4,225(b)               205,884
Sempra Energy                                  23,145                  922,098
Snam Rete Gas                                  24,982(c)               139,079
Southwestern Energy                             8,568(b)               486,320
WGL Holdings                                    4,475                  138,546
Total                                                                3,169,502

Utilities -- telephone (3.3%)
AT&T                                          321,035                6,019,406
BellSouth                                     354,398                9,317,123
BT Group                                      380,500(c)             1,477,607
Cable & Wireless                              120,800(c)               295,046
CenturyTel                                     19,276                  633,024
Hellenic Telecommunications
  Organization                                  3,700(c)                65,321
Koinklijke                                     14,400(c)               128,790
SBC Communications                            206,622                4,894,875
Sprint                                        242,343                5,513,303
TDC                                             5,900(c)               248,734
Telecom Italia                                325,257(c,o)           1,017,105
Telecom Italia                                243,616(c)               923,642
Telecom Italia Mobile                          63,584(c)               425,687
Telekom Austria                                 4,100(c)                80,248
TeliaSonera                                    18,800(c)               111,701
Verizon Communications                         65,726                2,333,273
Total                                                               33,484,885

Total common stocks
(Cost: $670,125,005)                                              $758,150,479

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Preferred stocks (--%)
Issuer                                         Shares                 Value(a)

Pegasus Satellite
   12.75% Cm Pay-in-kind
  Series B                                          1(b,g)                  $9
Volkswagen                                      7,700(c)               277,664

Total preferred stocks
(Cost: $263,891)                                                      $277,673

Bonds (22.2%)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (3.9%)
Bundesrepublik Deutschland
  (European Monetary Unit)
   01-04-10               5.38%             4,475,000(c)            $6,397,306
   01-04-13               4.50              3,200,000(c)             4,452,411
   07-04-34               4.75              1,600,000(c)             2,296,086
Federal Republic of Brazil
  (U.S. Dollar)
   04-15-14               8.00              1,519,673(c)             1,506,300
   10-14-19               8.88                893,000(c)               871,568
   04-15-24               8.88                458,000(c)               434,413
   08-17-40              11.00                922,000(c)             1,027,108
Govt of Canada
  (Canadian Dollar)
   09-01-09               4.25                925,000(c)               780,280
Govt of Japan
  (Japanese Yen)
   06-20-12               1.40             98,000,000(c)               945,540
Govt of New Zealand
  (New Zealand Dollar)
   11-15-06               8.00                325,000(c)               236,856
Govt of Russia
  (U.S. Dollar)
   03-31-30               5.00              1,340,000(c,d,m)         1,376,850
Govt of Sweden
  (Swedish Krona)
   01-28-09               5.00              1,800,000(c)               273,225
Govt of Ukraine
  (U.S. Dollar)
   06-11-13               7.65                285,000(c)               304,950
Hellenic Republic
  (European Monetary Unit)
   04-18-08               3.50              2,800,000(c)             3,702,103
Japan Finance Corp for Municipal Enterprises
  (Japanese Yen)
   02-21-12               1.55            130,000,000(c)             1,262,559

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (cont.)
New South Wales Treasury
  (Australian Dollar)
   03-01-08               8.00%             1,000,000(c)              $815,436
Oesterreichische Kontrollbank
  (Japanese Yen)
   03-22-10               1.80             90,000,000(c)               891,649
Pemex Project Funding Master Trust
  (U.S. Dollar)
   12-15-14               7.38                754,000(c)               806,780
   03-30-18               9.25                611,000(c,d)             733,200
   02-01-22               8.63                655,000(c)               744,244
Republic of Argentina
  (U.S. Dollar)
   08-03-12               3.01                454,000(c,m)             380,055
Republic of Colombia
  (U.S. Dollar)
   12-22-14               8.25                453,000(c)               443,940
   01-28-33              10.38                210,000(c)               222,600
Republic of Ecuador
  (U.S. Dollar)
   11-15-12              12.00                304,000(c,d)             304,760
Republic of Panama
  (U.S. Dollar)
   09-30-27               8.88                246,000(c)               264,450
Republic of Peru
  (U.S. Dollar)
   05-03-16               8.38                212,000(c)               220,480
   11-21-33               8.75                240,000(c)               249,600
Republic of Philippines
  (U.S. Dollar)
   03-17-15               8.88                491,000(c)               495,910
   01-18-17               9.38                146,000(c)               154,030
   01-15-19               9.88                295,000(c)               308,275
Republic of South Africa
  (U.S. Dollar)
   06-02-14               6.50                 77,000(c)                80,850
Republic of Turkey
  (U.S. Dollar)
   03-15-15               7.25                451,000(c)               440,853
   02-05-25               7.38                477,000(c)               448,380
   02-14-34               8.00                375,000(c)               367,969
Republic of Venezuela
  (U.S. Dollar)
   08-07-10               5.38                344,000(c)               305,300
   10-08-14               8.50                607,000(c)               597,895
   01-13-34               9.38                 77,000(c)                76,230

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
21   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Foreign government (cont.)
Russian Ministry of Finance
  (U.S. Dollar)
   05-14-11               3.00%            $1,540,000(c)            $1,288,826
United Kingdom Treasury
  (British Pound)
   09-07-14               5.00              1,000,000(c)             1,934,106
United Mexican States
  (U.S. Dollar)
   09-27-34               6.75              1,111,000(c)             1,084,336
Total                                                               39,527,709

U.S. government obligations & agencies (5.0%)
Federal Home Loan Bank
   08-11-06               3.25              3,500,000                3,472,700
   09-15-06               3.50              5,000,000                4,970,390
Federal Home Loan Mtge Corp
   03-18-09               3.76                520,000                  507,848
   01-15-12               5.75              2,750,000                2,919,018
   07-15-13               4.50                500,000                  491,230
   11-15-13               4.88              2,505,000                2,515,566
Federal Natl Mtge Assn
   05-15-08               6.00              4,800,000                5,043,302
   02-15-09               3.25              1,850,000                1,776,657
U.S. Treasury
   01-31-06               1.88             10,000,000                9,879,689
   11-15-06               3.50              1,825,000                1,819,297
   11-30-06               2.88              1,000,000                  986,406
   02-15-07               2.25              1,000,000                  972,734
   05-15-07               3.13              2,700,000                2,661,925
   03-15-10               4.00              4,645,000                4,608,713
   08-15-23               6.25              3,195,000                3,720,054
   02-15-26               6.00              4,410,000                5,044,797
Total                                                               51,390,326

Commercial mortgage-backed(f)/
Asset-backed securities (1.5%)
AmeriCredit Automobile Receivables Trust
  Series 2004-CA Cl A3 (AMBAC)
   03-06-09               3.00                250,000(n)               246,445
  Series 2004-DF Cl A3 (FSA)
   07-06-09               2.98                300,000(n)               291,469
ARG Funding
  Series 2005-1A Cl A3 (MBIA)
   04-20-10               4.29                350,000(d,n)             342,713

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Banc of America Commercial Mtge
  Series 2004-5 Cl A4
   11-10-41               4.94%              $400,000                 $394,092
  Series 2005-1 Cl A4
   11-10-42               4.88                250,000(e)               251,262
Bear Stearns Commercial Mtge Securities
  Series 2004-PWR5 Cl A3
   07-11-42               4.57                700,000                  688,673
  Series 2004-PWR6 Cl A6
   11-11-41               4.83                300,000                  292,548
  Series 2004-T16 Cl A3
   02-13-46               4.03                240,000                  233,803
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                191,547(d)               190,678
Citibank Credit Card Issuance Trust
  Series 2003-A3 Cl A3
   03-10-10               3.10              1,300,000                1,255,131
Commercial Mtge Pass-Through Ctfs
  Series 2004-LB3A Cl A3
   07-10-37               5.09                331,000                  335,185
  Series 2004-LB3A Cl A4
   07-10-37               5.23                400,000                  407,240
GE Capital Commercial Mtge
  Series 2001-3 Cl A1
   06-10-38               5.56                537,284                  552,060
  Series 2005-C1 Cl A5
   06-10-48               4.77                400,000                  389,451
GMAC Commercial Mtge Securities
  Series 2004-C3 Cl A4
   12-10-41               4.55                400,000                  392,247
  Series 2004-C3 Cl A5
   12-10-41               4.86                325,000                  317,242
Greenwich Capital Commercial Funding
  Series 2004-GG1 Cl A4
   06-10-36               4.76                800,000                  799,729
  Series 2005-GG3 Cl A1
   08-10-42               3.92                196,514                  194,567
Honda Auto Receivables Owner Trust
  Series 2005-1 Cl A3
   10-21-08               3.53                200,000                  198,494

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
22   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
JPMorgan Chase Commercial Mtge Securities
  Series 2004-C2 Cl A2
   05-15-41               5.09%              $400,000(m)              $405,801
  Series 2004-CBX Cl A3
   01-12-37               4.18                200,000                  195,942
  Series 2004-CBX Cl A5
   01-12-37               4.65                300,000                  294,556
  Series 2004-CBX Cl A6
   01-12-37               4.90                600,000                  590,478
  Series 2005-CB11 Cl A3
   08-12-37               5.20                350,000                  353,423
LB-UBS Commercial Mtge Trust
  Series 2002-C8 Cl A3
   11-15-27               4.83                350,000                  347,554
  Series 2004-C2 Cl A3
   03-15-29               3.97                250,000                  235,928
  Series 2004-C4 Cl A3
   06-15-29               4.99                205,000(m)               208,687
  Series 2004-C6 Cl A4
   08-15-29               4.58                100,000                   98,752
  Series 2004-C7 Cl A2
   10-15-29               3.99                400,000                  387,740
  Series 2004-C8 Cl A2
   12-15-29               4.20                400,000                  391,420
  Series 2004-C8 Cl A6
   12-15-29               4.80                400,000                  392,021
  Series 2005-C1 Cl A4
   02-15-30               4.74                325,000                  316,524
Long Beach Auto Receivables Trust
  Series 2004-C Cl A3 (FSA)
   09-15-09               3.40                250,000(n)               247,158
Metris Master Trust
  Series 2001-2 Cl C
   11-20-09               4.75                310,000(d,m)             308,535
  Series 2004-2 Cl D
   10-20-10               6.10                 70,000(d,m)              70,441
  Series 2005-1A Cl D
   03-20-07               4.77                100,000(d,e,m)           100,000
Morgan Stanley Auto Loan Trust
  Series 2004-HB2 Cl A3
   03-16-09               2.94                300,000                  294,485
Morgan Stanley Capital I
  Series 2004-HQ4 Cl A5
   04-14-40               4.59                300,000                  293,550
  Series 2005-T17 Cl A5
   12-13-41               4.78                300,000                  291,891

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Commercial mortgage-backed(f)/
Asset-backed securities (cont.)
Nissan Auto Lease Trust
  Series 2004-A Cl A3
   08-15-07               2.90%              $100,000                  $98,644
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                250,000                  245,853
  Series 2005-A Cl A3
   10-15-08               3.54                300,000                  296,676
Wachovia Bank Commercial Mtge Trust
  Series 2005-C16 Cl A2
   10-15-41               4.38                400,000                  394,390
  Series 2005-C16 Cl A3
   10-15-41               4.62                425,000                  417,441
WFS Financial Owner Trust
  Series 2004-3 Cl A3
   03-17-09               3.30                300,000                  296,260
World Omni Auto Receivables Trust
  Series 2005-A Cl A3
   06-12-09               3.54                400,000                  396,104
Total                                                               15,743,283

Mortgage-backed securities (6.6%)(f)
Bank of America Mtge Securities
  Series 2004-E Cl B1
   06-25-34               4.05                223,399(l)               219,619
Countrywide Alternative Loan Trust
  Series 2004-28CB Cl 6A1
   01-25-35               6.00                924,638                  943,117
Countrywide Home Loans
  Series 2004-12 Cl 1M
   08-25-34               4.66                249,772(l)               245,816
CS First Boston Mtge Securities
  Series 2004-AR5 Cl CB1
   06-25-34               4.44                248,568(l)               242,020
Federal Home Loan Mtge Corp
   04-01-19               5.50                555,199                  567,239
   09-01-19               5.50              2,432,057                2,483,536
   12-01-30               5.50              1,192,343                1,200,569
  Collateralized Mtge Obligation
   10-15-27               5.00              1,400,000                1,406,834
   06-15-28               5.00              1,275,000                1,280,789

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
23   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn
   11-01-10               4.47%              $121,909                 $120,615
   12-01-11               4.27                971,351                  936,159
   11-01-12               4.84                485,500                  484,394
   01-01-13               4.92              1,651,849                1,656,151
   09-01-13               5.28                497,566                  509,244
   11-01-13               5.39                486,363                  500,980
   12-01-13               5.01                591,189                  590,598
   08-01-16               6.00                887,306                  919,071
   06-01-17               7.00                644,314                  677,917
   03-01-18               5.50              3,120,181                3,182,837
   08-01-18               4.50              1,323,282                1,297,436
   04-01-20               5.00              5,350,000(e)             5,344,981
   05-01-20               6.00              2,000,000(e)             2,061,876
   07-01-23               5.50              1,990,035                2,010,926
   08-01-32               6.50              3,636,059                3,785,148
   08-01-32               7.00                179,004                  188,900
   01-01-33               5.80                219,509                  227,490
   01-01-33               6.00              2,822,982                2,894,858
   01-01-33               7.00              1,391,213                1,467,358
   08-01-33               5.50              1,740,168                1,745,930
   11-01-33               5.50              1,917,843                1,924,194
   11-01-33               7.00                650,000                  684,938
   04-01-34               5.00              1,911,243                1,871,566
   08-01-34               4.53              2,352,771(l)             2,342,795
   04-01-35               5.50              5,700,000(e)             5,707,124
   04-01-35               6.00              6,000,000(e)             6,129,359
   04-01-35               6.50              2,000,000(e)             2,075,000
   05-01-35               5.00              2,000,000(e)             1,949,376
  Collateralized Mtge Obligation
   06-25-44               7.50                445,261                  471,144
Govt Natl Mtge Assn
   07-15-33               5.00                472,009                  466,450
Harborview Mtge Loan Trust
  Series 2004-3 Cl B1
   05-19-34               4.39                392,897(l)               382,909
Master Adjustable Rate Mtge Trust
  Series 2004-5 Cl B1
   07-25-34               4.41                321,882(l)               316,941
Master Alternative Loans Trust
  Series 2005-1 Cl 2A1
   02-25-35               6.00              1,638,892                1,670,258
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC Cl B1
   03-25-34               4.94                497,616(l)               494,491

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Mortgage-backed securities (cont.)
Washington Mutual
  Series 2003-AR10 Cl A7
   10-25-33               4.08%              $600,000(l)              $589,997
  Series 2004-CB4 Cl 22A
   12-25-19               6.00                923,072                  948,446
Total                                                               67,217,396

Aerospace & defense (--%)
Alliant Techsystems
   05-15-11               8.50                 10,000                   10,600
L-3 Communications
   06-15-12               7.63                110,000                  117,150
Standard Aero Holdings
  Sr Sub Nts
   09-01-14               8.25                 55,000(d)                56,925
TransDigm
   07-15-11               8.38                 75,000                   76,969
Total                                                                  261,644

Automotive & related (--%)
Ford Motor
   10-01-28               6.63                320,000                  268,417
   02-01-29               6.38                 90,000                   74,036
Lear
   08-01-14               5.75                365,000(d)               350,970
Nissan Motor Acceptance
   03-08-10               4.63                150,000(d)               148,730
Total                                                                  842,153

Banks and savings & loans (1.0%)
Bank United
   03-15-09               8.00              1,500,000                1,674,558
Banknorth Group
  Sr Nts
   05-01-08               3.75                720,000                  704,081
Bayerische Landesbank
  (Japanese Yen) Sr Nts
   04-22-13               1.40            168,000,000(c)             1,597,425
Buoni Poliennali Del Tesoro
  (European Monetary Unit)
   09-01-06               2.75              3,000,000(c)             3,907,695
JPMorgan Chase & Co
   03-01-15               4.75                745,000                  713,135
Washington Mutual Bank FA
  Sub Nts
   08-15-14               5.65                250,000                  258,093

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
24   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Banks and savings & loans (cont.)
Wells Fargo Bank NA
  Sub Nts
  02-01-11                6.45%            $1,830,000               $1,986,557
Total                                                               10,841,544

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                145,000                  153,338

Broker dealers (--%)
LaBranche & Co
  Sr Nts
   05-15-12              11.00                 70,000                   74,200

Building materials & construction (--%)
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                 70,000                   72,450

Cable (0.1%)
Charter Communications Operating LLC/Capital
  Sr Nts
   04-30-12               8.00                 95,000(d)                94,525
Comcast
   03-15-11               5.50              1,685,000                1,720,267
Comcast Cable Communications
   11-15-08               6.20                 90,000                   94,017
CSC Holdings
  Sr Nts
   07-15-08               7.25                 75,000                   76,875
   04-15-12               6.75                100,000(d)                99,500
Echostar DBS
   10-01-14               6.63                 20,000(d)                19,325
  Sr Nts
   10-01-08               5.75                 35,000                   34,475
Kabel Deutschland
  (U.S. Dollar)
   07-01-14              10.63                 50,000(c,d)              55,250
LodgeNet Entertainment
  Sr Sub Deb
   06-15-13               9.50                 70,000                   77,175
Total                                                                2,271,409

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Cellular telecommunications (--%)
Alamosa Delaware
   07-31-10              11.00%               $45,000                  $51,188
American Tower
  Sr Nts
   10-15-12               7.13                 55,000                   54,725
American Towers
   12-01-11               7.25                 55,000                   56,788
Crown Castle Intl
  Sr Nts
   12-01-13               7.50                 75,000                   82,313
Dobson Cellular Systems
   11-01-12               9.88                 40,000(d)                40,800
Intelsat Bermuda
  (U.S. Dollar) Sr Nts
   01-15-12               7.79                 55,000(c,d,m)            55,825
Nextel Communications
  Sr Nts
   10-31-13               6.88                140,000                  145,949
Rogers Wireless Communications
  (U.S. Dollar)
   12-15-10               6.14                 55,000(c,m)              56,925
  (U.S. Dollar) Sr Sub Nts
   12-15-12               8.00                 70,000(c)                71,925
Total                                                                  616,438

Chemicals (--%)
Crystal US Holdings 3 LLC/Sub 3
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 10.50%)
   10-01-14               6.78                 11,000(d,i)               7,700
Equistar Chemicals LP/Funding
   09-01-08              10.13                190,000                  209,950
Georgia Gulf
  Sr Nts
   12-15-13               7.13                160,000                  166,000
Innophos
  Sr Sub Nts
   08-15-14               8.88                 20,000(d)                21,000
INVISTA
   05-01-12               9.25                100,000(d)               108,750
PQ
   02-15-13               7.50                 60,000(d)                59,100
Rhodia
  (U.S. Dollar) Sr Nts
   06-01-10              10.25                 30,000(c)                32,700

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
25   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Chemicals (cont.)
Rockwood Specialties Group
  Sr Sub Nts
   05-15-11              10.63%               $35,000                  $38,850
  Sub Nts
   11-15-14               7.50                 35,000(d)                35,000
Total                                                                  679,050

Electronics (--%)
Communications & Power Inds
  Sr Sub Nts
   02-01-12               8.00                115,000                  116,725

Energy (0.1%)
Chesapeake Energy
  Sr Nts
   08-15-14               7.00                 80,000                   82,400
Encore Acquisition
  Sr Sub Nts
   04-15-14               6.25                115,000                  115,000
Grant Prideco Escrow
   12-15-09               9.00                 50,000                   54,000
Kerr-McGee
   09-15-11               6.88              1,035,000                1,105,659
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                140,000                  152,600
Nexen
  (U.S. Dollar)
   03-10-35               5.88                250,000(c)               239,120
Total                                                                1,748,779

Energy equipment & services (--%)
Halliburton
   10-15-10               5.50                685,000                  704,751

Finance companies (0.3%)
Citigroup
  Sub Nts
   09-15-14               5.00              2,575,000                2,528,073
GMAC
   09-15-11               6.88              1,735,000                1,569,899
Total                                                                4,097,972

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Financial services (0.3%)
ALH Finance LLC
   01-15-13               8.50%               $55,000                  $53,625
CDRV Investors
  Sr Disc Nts (Zero coupon through 01-01-10,
  thereafter 9.63%)
   01-01-15              10.24                 65,000(d,i)              39,163
IAAI Finance
   04-01-13              11.00                 20,000(d,e)              19,873
ING Security Life Institutional Funding
   01-15-10               4.25                910,000(d)               893,215
Metris Companies
   07-15-06              10.13                125,000                  127,188
Pricoa Global Funding I
   06-15-08               4.35                545,000(d)               541,932
   01-15-10               4.20              1,965,000(d)             1,915,029
Total                                                                3,590,025

Food (--%)
American Seafoods Group LLC
   04-15-10              10.13                 70,000                   75,600
ASG Consolidated LLC/Finance
  Sr Disc Nts (Zero coupon through 11-01-08,
  thereafter 11.50%)
   11-01-11              10.52                 35,000(d,i)              24,150
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                 90,000(c)                99,900
Total                                                                  199,650

Furniture & appliances (--%)
Norcraft Holdings LP/Capital
  Sr Disc Nts (Zero coupon through 09-01-08,
  thereafter 9.75%)
   09-01-12               9.63                 55,000(i)                39,050
Sealy Mattress
  Sr Sub Nts
   06-15-14               8.25                 55,000                   57,338
Total                                                                   96,388

Health care products (--%)
AAC Group Holding
  Sr Disc Nts (Zero coupon through 10-01-08,
  thereafter 10.25%)
   10-01-12              10.07                 50,000(d,i)              36,000
Warner Chilcott
   02-01-15               8.75                 80,000(d)                80,400
Total                                                                  116,400

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
26   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Health care services (0.1%)
Cardinal Health
   06-15-15               4.00%            $1,131,000                 $999,879
DaVita
   03-15-15               7.25                 45,000(d)                44,100
  Sr Nts
   03-15-13               6.63                 40,000(d)                39,600
Genesis HealthCare
  Sr Sub Nts
   10-15-13               8.00                 20,000                   21,800
IASIS Healthcare LLC/Capital
  Sr Sub Nts
   06-15-14               8.75                 50,000                   52,125
MedCath Holding
  Sr Nts
   07-15-12               9.88                 55,000                   59,125
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                105,000                  110,250
Select Medical
  Sr Sub Nts
   02-01-15               7.63                 35,000(d)                34,825
Triad Hospitals
  Sr Nts
   05-15-12               7.00                 50,000                   50,500
US Oncology
  Sr Nts
   08-15-12               9.00                 40,000(d)                42,200
US Oncology Holdings
  Sr Nts
   03-15-15               8.62                 30,000(d,m)              28,275
Vanguard Health Holding I LLC
  Sr Sub Nts
   10-01-14               9.00                 35,000                   36,838
Vanguard Health Holding II LLC
  Sr Disc Nts (Zero coupon through 10-01-09,
  thereafter 11.25%)
   10-01-15              11.28                 60,000(i)                40,050
Total                                                                1,559,567

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Home building (--%)
Meritage Homes
  Sr Nts
   03-15-15               6.25%               $30,000(d)               $28,200
WCI Communities
   03-15-15               6.63                 30,000(d)                28,500
William Lyon Homes
   04-01-13              10.75                 70,000                   77,000
Total                                         133,700

Household products (--%)
Visant
   10-01-12               7.63                 75,000                   74,250

Industrial services (--%)
Allied Waste North America
   04-15-11               6.38                 50,000                   46,500
  Series B
   09-01-12               9.25                 15,000                   16,050
Natl Waterworks
  Series B
   12-01-12              10.50                105,000                  116,813
Total                                                                  179,363

Insurance (0.2%)
ASIF Global Financing XIX
   01-17-13               4.90              2,540,000(d)             2,515,921
MetLife
  Sr Nts
   06-15-34               6.38                120,000                  129,176
Pacific Life
   09-15-33               6.60                 80,000(d)                88,314
Total                                                                2,733,411

Leisure time & entertainment (--%)
Loews Cineplex
   08-01-14               9.00                 65,000(d)                64,675
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                 55,000                   55,688
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                 70,000                   68,600
Total                                                                  188,963

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
27   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Lodging & gaming (--%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75%               $80,000                  $79,000
Circus & Eldorado Jt Venture/
  Silver Legacy Capital
  1st Mtge
   03-01-12              10.13                 40,000                   42,900
MGM MIRAGE
   10-01-09               6.00                 55,000                   54,450
Mohegan Tribal Gaming Authority
  Sr Nts
   02-15-13               6.13                 35,000(d)                34,300
  Sr Sub Nts
   04-01-12               8.00                 50,000                   53,000
MTR Gaming Group
  Series B
   04-01-10               9.75                 50,000                   54,500
Penn Natl Gaming
  Sr Sub Nts
   03-01-15               6.75                 20,000(d)                19,700
River Rock Entertainment Authority
  Sr Nts
   11-01-11               9.75                 70,000                   76,650
Seneca Gaming
  Sr Nts
   05-01-12               7.25                 10,000                    9,950
Virgin River Casino
   01-15-12               9.00                 30,000(d)                31,350
Wheeling Island Gaming
   12-15-09              10.13                 20,000                   21,500
Total                                                                  477,300

Machinery (--%)
Manitowoc
   11-01-13               7.13                150,000                  154,500

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Media (0.1%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63%               $50,000(c)               $52,750
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                105,000(c)               112,613
Dex Media East LLC/Finance
   11-15-12              12.13                145,000                  171,825
Emmis Operating
   05-15-12               6.88                 55,000                   53,900
News America
   12-15-34               6.20              1,125,000(d)             1,112,361
PanAmSat
   08-15-14               9.00                 70,000                   73,850
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                120,000(c)               132,600
Radio One
  Series B
   07-01-11               8.88                105,000                  112,350
  Sr Sub Nts
   02-15-13               6.38                 20,000(d)                19,650
Salem Communications
   12-15-10               7.75                 75,000                   77,719
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                110,000                  113,300
Total                                                                2,032,918

Metals (--%)
Earle M Jorgensen
   06-01-12               9.75                 70,000                   75,600

Miscellaneous (--%)
Corrections Corp of America
  Sr Nts
   03-15-13               6.25                 30,000(d)                28,800
United Rentals North America
   02-15-12               6.50                 15,000                   14,588
  Sr Sub Nts
   02-15-14               7.00                 65,000                   59,475
Total                                                                  102,863

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
28   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Multi-industry (--%)
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75%              $765,000(c)              $828,940

Paper & packaging (0.1%)
Crown European Holdings
  (U.S. Dollar)
   03-01-11               9.50                 60,000(c)                65,850
Crown Paper
  Sr Sub Nts
   09-01-05              11.00                705,000(b,h,k)                --
Domtar
  (U.S. Dollar)
   12-01-13               5.38              1,375,000(c)             1,295,729
Graham Packaging
  Sr Nts
   10-15-12               8.50                 25,000(d)                25,000
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                 45,000                   47,250
JSG Funding
  (U.S. Dollar) Sr Nts
   10-01-12               9.63                 60,000(c)                64,500
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                 55,000(c)                55,963
Owens-Illinois Glass Container
   05-15-13               8.25                100,000                  105,750
Total                                                                1,660,042

Retail -- general (--%)
Levi Strauss & Co
  Sr Nts
   12-15-12              12.25                 10,000                   10,900
United Auto Group
   03-15-12               9.63                 50,000                   52,750
William Carter
  Series B
   08-15-11              10.88                 50,000                   55,250
Total                                                                  118,900

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Telecom equipment & services (0.3%)
Centennial Communications/Cellular Operating LLC
  Sr Nts
   02-01-14               8.13%               $70,000                  $71,750
GCI
  Sr Nts
   02-15-14               7.25                 40,000                   38,800
   02-15-14               7.25                 20,000(d)                19,400
MCI
  Sr Nts
   05-01-14               8.74                 20,000                   22,000
Qwest
   03-15-12               9.13                115,000(d)               125,350
Qwest Services
   12-15-07              13.50                 45,000(d)                50,063
Sprint Capital
   11-15-28               6.88              1,720,000                1,841,416
TELUS
  (U.S. Dollar)
   06-01-11               8.00              1,225,000(c)             1,418,592
Ubiquitel Operating
  Sr Nts
   03-01-11               9.88                 35,000                   38,588
Valor Telecommunications Enterprises LLC/Finance
  Sr Nts
   02-15-15               7.75                 30,000(d)                29,850
Total                                                                3,655,809

Textiles & apparel (--%)
Jones Apparel Group
   11-15-34               6.13                520,000(d)               484,823

Utilities -- electric (0.2%)
Aquila
  Sr Nts
   11-15-09               7.63                150,000                  153,750
Carolina Power & Light
  1st Mtge
   04-01-15               5.15                520,000                  517,350
CMS Energy
  Sr Nts
   08-01-10               7.75                 45,000                   46,913
DPL
  Sr Nts
   09-01-11               6.88                330,000                  350,615
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                 95,000(d)               100,761

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
29   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- electric (cont.)
Midwest Generation LLC
   05-01-34               8.75%               $30,000                  $33,450
NRG Energy
   12-15-13               8.00                 60,000(d)                63,600
Ohio Power
  Sr Nts Series H
   01-15-14               4.85                540,000                  528,718
Progress Energy
  1st Mtge
   03-01-13               4.80                145,000                  143,234
Reliant Energy
   12-15-14               6.75                 30,000                   27,975
Texas Genco LLC/Financing
  Sr Nts
   12-15-14               6.88                 43,000(d)                43,108
TXU
   11-15-14               5.55                425,000(d)               403,245
   11-15-34               6.55                420,000(d)               398,179
Virginia Electric & Power
  Sr Nts Series A
   03-01-13               4.75                125,000                  122,209
Westar Energy
  1st Mtge
   07-01-14               6.00                440,000                  464,994
Total                                                                3,398,101

Utilities -- natural gas (--%)
Colorado Interstate Gas
  Sr Nts
   03-15-15               5.95                 10,000(d)                 9,575
Southern Star Central
   08-01-10               8.50                 75,000                   79,875
Transcontinental Gas Pipe Line
  Series B
   08-15-11               7.00                 40,000                   42,500
Total                                                                  131,950

Utilities -- telephone (0.4%)
Cincinnati Bell
  Sr Nts
   02-15-15               7.00                 35,000(d)                33,250
SBC Communications
   06-15-34               6.45                295,000                  307,599
Telecom Italia Capital
  (U.S. Dollar)
   09-30-34               6.00              1,670,000(c,d)           1,617,114

Bonds (continued)
Issuer                  Coupon                Principal               Value(a)
                         rate                  amount

Utilities -- telephone (cont.)
Verizon Pennsylvania
  Series A
   11-15-11               5.65%            $3,045,000               $3,121,035
Total                                                                5,078,998

Total bonds
(Cost: $226,435,650)                                              $223,431,628

Short-term securities (6.9%)(p)
Issuer                 Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

U.S. government agencies (2.5%)
Federal Home Loan Mtge Corp Disc Nt
   05-10-05               2.68%           $15,000,000              $14,955,413
Federal Natl Mtge Assn Disc Nt
   04-20-05               2.40             10,000,000                9,986,711
Total                                                               24,942,124

Commercial paper (4.4%)
Chariot Funding LLC
   04-01-05               2.85              9,100,000                9,099,280
Fairway Finance
   04-13-05               2.75             20,000,000               19,980,139
Harrier Finance Funding (US) LLC
   04-05-05               2.67              5,000,000                4,998,146
Morgan Stanley & Co
   04-18-05               2.78              5,000,000                4,993,050
Sheffield Receivables
   04-15-05               2.78              5,000,000                4,994,208
Total                                                               44,064,823

Total short-term securities
(Cost: $69,011,724)                                                $69,006,947

Total investments in securities
(Cost: $965,836,270)(q)                                         $1,050,866,727

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. At March 31, 2005, the value of foreign securities represented 15.3% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2005, the value of these securities amounted to $15,694,428 or 1.6% of net assets.

(e) At March 31, 2005, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $23,751,252.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(h)   Negligible market value.

(i) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

      Type of security                                           Notional amount
      Sale contracts

      U.S. Treasury Note, June 2005, 5-year                        $20,900,000
      U.S. Treasury Note, June 2005, 10-year                         8,200,000

(k)   Identifies issues considered to be illiquid as to their marketability (see
      Note 1 to the financial statements). Information concerning such security holdings at March 31, 2005, is as follows:

      Security                            Acquisition                     Cost
                                             dates
      Crown Paper
      11.00% Sr Sub Nts 2005        02-10-00 thru 02-14-00            $427,498

--------------------------------------------------------------------------------
31   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

(l) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2005.

(n) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

      AMBAC       --       American Municipal Bond Association Corporation
      FSA         --       Financial Security Assurance
      MBIA        --       MBIA Insurance Corporation

(o) At March 31, 2005, security was partially or fully on loan. See Note 4 to the financial statements.

(p) Cash collateral received from security lending activity is invested in short-term securities and represents 3.9% of net assets. See Note 4 to the financial statements. 3.0% of net assets is the Portfolio's cash equivalent position.

(q) At March 31, 2005, the cost of securities for federal income tax purposes was approximately $965,836,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                  $116,181,000
      Unrealized depreciation                                   (31,150,000)
                                                                -----------
      Net unrealized appreciation                              $ 85,031,000
                                                               ------------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
32   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Total Return Portfolio

March 31, 2005 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $965,836,270)                                           $1,050,866,727
Foreign currency holdings (identified cost $22,185) (Note 1)                        22,020
Dividends and accrued interest receivable                                        3,665,061
Receivable for investment securities sold                                       52,654,270
                                                                                ----------
Total assets                                                                 1,107,208,078
                                                                             -------------
Liabilities
Disbursements in excess of cash on demand deposit                                  770,878
Payable for investment securities purchased                                     61,325,697
Payable upon return of securities loaned (Note 4)                               39,514,250
Accrued investment management services fee                                          14,237
Other accrued expenses                                                              94,717
                                                                                    ------
Total liabilities                                                              101,719,779
                                                                               -----------
Net assets                                                                  $1,005,488,299
                                                                            ==============
* Including securities on loan, at value (Note 4)                           $   38,846,365
                                                                            --------------

See accompanying notes to financial statements.

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33   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
Total Return Portfolio

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                      $ 8,937,740
Interest                                                                         4,138,712
Fee income from securities lending (Note 4)                                        123,652
   Less foreign taxes withheld                                                    (110,473)
                                                                                  --------
Total income                                                                    13,089,631
                                                                                ----------
Expenses (Note 2):
Investment management services fee                                               2,941,658
Compensation of board members                                                        5,681
Custodian fees                                                                     124,500
Audit fees                                                                          18,000
Other                                                                               25,012
                                                                                    ------
Total expenses                                                                   3,114,851
   Earnings credits on cash balances (Note 2)                                         (820)
                                                                                      ----
Total net expenses                                                               3,114,031
                                                                                 ---------
Investment income (loss) -- net                                                  9,975,600
                                                                                 ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                               75,887,472
   Foreign currency transactions                                                   (37,921)
   Futures contracts                                                               452,794
                                                                                   -------
Net realized gain (loss) on investments                                         76,302,345
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies           (1,513,117)
                                                                                ----------
Net gain (loss) on investments and foreign currencies                           74,789,228
                                                                                ----------
Net increase (decrease) in net assets resulting from operations                $84,764,828
                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
Total Return Portfolio
                                                                                    March 31, 2005       Sept. 30, 2004
                                                                                   Six months ended        Year ended
                                                                                      (Unaudited)
Operations
Investment income (loss) -- net                                                    $    9,975,600     $   18,991,578
Net realized gain (loss) on investments                                                76,302,345         88,186,303
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (1,513,117)        16,410,600
                                                                                       ----------         ----------
Net increase (decrease) in net assets resulting from operations                        84,764,828        123,588,481
                                                                                       ----------        -----------
Proceeds from contributions                                                               682,913          3,968,040
Fair value of withdrawals                                                             (66,420,421)      (147,954,925)
                                                                                      -----------       ------------
Net contributions (withdrawals) from partners                                         (65,737,508)      (143,986,885)
                                                                                      -----------       ------------
Total increase (decrease) in net assets                                                19,027,320        (20,398,404)
Net assets at beginning of period                                                     986,460,979      1,006,859,383
                                                                                      -----------      -------------
Net assets at end of period                                                        $1,005,488,299     $  986,460,979
                                                                                   ==============     ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
35   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

Total Return Portfolio

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Total Return Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, American Express Financial Corporation (AEFC) utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Illiquid securities

At March 31, 2005, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at March 31, 2005 was $0. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included

--------------------------------------------------------------------------------
36   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
within the 10% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Portfolio.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. At March 31, 2005, the Portfolio has entered into outstanding when-issued securities of $23,751,252.

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities." At March 31, 2005, the Portfolio has no outstanding forward sale commitments.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is

--------------------------------------------------------------------------------
37   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2005, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
38   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Guarantees and indemnifications

Under the Portfolio's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, certain of the Portfolio's contracts with its service providers contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Portfolio cannot be determined and the Portfolio has no historical basis for predicting the likelihood of any such claims.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets that declines from 0.53% to 0.40% annually as the Portfolio's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Managed Allocation Fund to the Lipper Flexible Portfolio Funds Index. In certain circumstances, the board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $322,641 for the six months ended March 31, 2005.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
39   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

During the six months ended March 31, 2005, the Portfolio's custodian fees were reduced by $820 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $727,136,216 and $799,665,025, respectively, for the six months ended March 31, 2005. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

At March 31, 2005, securities valued at $38,846,365 were on loan to brokers. For collateral, the Portfolio received $39,514,250 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $123,652 for the six months ended March 31, 2005. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. INTEREST RATE FUTURES CONTRACTS

At March 31, 2005, investments in securities included securities valued at $436,530 that were pledged as collateral to cover initial margin deposits on 291 open sale contracts. The notional market value of the open sale contracts at March 31, 2005 was $31,342,375 with a net unrealized gain of $139,188. See "Summary of significant accounting policies" and "Notes to investments in securities."

6. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2005(e)       2004        2003        2002       2001
Ratio of expenses to average daily net assets(a)                         .61%(b)       .52%        .53%        .54%       .53%
Ratio of net investment income (loss) to average daily net assets       1.97%(b)      1.84%       2.42%       2.43%      2.84%
Portfolio turnover rate (excluding short-term securities)                 72%          127%        196%        116%       152%
Total return(c)                                                         8.75%(d)     12.69%      17.44%     (11.13%)   (15.99%)

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b)  Adjusted to an annual basis.

(c) Total return is based on a calculated Portfolio net asset value and does not reflect payment of a sales charge.

(d)  Not annualized.

(e)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
40   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of assets and liabilities
AXP Managed Allocation Fund

March 31, 2005 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                             $1,005,382,494
Capital shares receivable                                                                                            99,458
                                                                                                                     ------
Total assets                                                                                                  1,005,481,952
                                                                                                              -------------
Liabilities
Capital shares payable                                                                                               49,074
Accrued distribution fee                                                                                              8,945
Accrued service fee                                                                                                      10
Accrued transfer agency fee                                                                                           2,140
Accrued administrative services fee                                                                                   1,031
Other accrued expenses                                                                                               82,546
                                                                                                                     ------
Total liabilities                                                                                                   143,746
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                           $1,005,338,206
                                                                                                             ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                     $    1,070,538
Additional paid-in capital                                                                                    1,082,423,905
Undistributed net investment income                                                                                 902,695
Accumulated net realized gain (loss) (Note 5)                                                                  (164,239,679)
Unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          85,180,747
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                     $1,005,338,206
                                                                                                             ==============
Net assets applicable to outstanding shares:                  Class A                                        $  899,371,930
                                                              Class B                                        $   97,072,508
                                                              Class C                                        $    5,111,680
                                                              Class Y                                        $    3,782,088
Net asset value per share of outstanding capital stock:       Class A shares               95,695,793        $         9.40
                                                              Class B shares               10,406,528        $         9.33
                                                              Class C shares                  549,084        $         9.31
                                                              Class Y shares                  402,438        $         9.40
                                                                                              -------        --------------

See accompanying notes to financial statements.

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41   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statement of operations
AXP Managed Allocation Fund

Six months ended March 31, 2005 (Unaudited)
Investment income
Income:
Dividends                                                                                                       $ 8,936,824
Interest                                                                                                          4,138,310
Fee income from securities lending                                                                                  123,639
     Less foreign taxes withheld                                                                                   (110,462)
                                                                                                                   --------
Total income                                                                                                     13,088,311
                                                                                                                 ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                                 3,113,713
Distribution fee
     Class A                                                                                                      1,136,406
     Class B                                                                                                        474,086
     Class C                                                                                                         22,581
Transfer agency fee                                                                                                 688,896
Incremental transfer agency fee
     Class A                                                                                                         67,058
     Class B                                                                                                         16,274
     Class C                                                                                                            799
Service fee -- Class Y                                                                                                2,364
Administrative services fees and expenses                                                                           191,678
Compensation of board members                                                                                         4,556
Printing and postage                                                                                                118,000
Registration fees                                                                                                    23,140
Audit fees                                                                                                            6,000
Other                                                                                                                12,017
                                                                                                                     ------
Total expenses                                                                                                    5,877,568
     Earnings credits on cash balances (Note 2)                                                                     (13,124)
                                                                                                                    -------
Total net expenses                                                                                                5,864,444
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   7,223,867
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
     Security transactions                                                                                       75,881,437
     Foreign currency transactions                                                                                  (37,936)
     Futures contracts                                                                                              452,794
                                                                                                                    -------
Net realized gain (loss) on investments                                                                          76,296,295
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                                          (1,514,546)
                                                                                                                 ----------
Net gain (loss) on investments and foreign currencies                                                            74,781,749
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $82,005,616
                                                                                                                ===========

See accompanying notes to financial statements.

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42   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Managed Allocation Fund
                                                                                    March 31, 2005             Sept. 30, 2004
                                                                                   Six months ended              Year ended
                                                                                      (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                    $    7,223,867            $   13,235,629
Net realized gain (loss) on investments                                                76,296,295                88,178,915
Net change in unrealized appreciation (depreciation) on investments
     and on translation of assets and liabilities in foreign currencies                (1,514,546)               16,408,745
                                                                                       ----------                ----------
Net increase (decrease) in net assets resulting from operations                        82,005,616               117,823,289
                                                                                       ----------               -----------
Distributions to shareholders from:
     Net investment income
         Class A                                                                       (6,520,801)              (12,471,328)
         Class B                                                                         (327,560)                 (641,243)
         Class C                                                                          (17,038)                  (25,698)
         Class Y                                                                          (38,755)                  (90,957)
                                                                                          -------                   -------
Total distributions                                                                    (6,904,154)              (13,229,226)
                                                                                       ----------               -----------
Capital share transactions (Note 3)
Proceeds from sales
     Class A shares (Note 2)                                                           28,047,875                59,151,535
     Class B shares                                                                    10,878,243                21,457,203
     Class C shares                                                                     1,242,212                 2,367,945
     Class Y shares                                                                       204,264                   342,064
Reinvestment of distributions at net asset value
     Class A shares                                                                     6,411,408                12,265,137
     Class B shares                                                                       323,511                   630,562
     Class C shares                                                                        16,723                    25,227
     Class Y shares                                                                        38,754                    90,957
Payments for redemptions
     Class A shares                                                                   (88,803,683)             (173,500,257)
     Class B shares (Note 2)                                                          (11,446,216)              (44,540,474)
     Class C shares (Note 2)                                                             (593,394)               (1,211,335)
     Class Y shares                                                                    (2,309,026)               (1,980,874)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     (55,989,329)             (124,902,310)
                                                                                      -----------              ------------
Total increase (decrease) in net assets                                                19,112,133               (20,308,247)
Net assets at beginning of period                                                     986,226,073             1,006,534,320
                                                                                      -----------             -------------
Net assets at end of period                                                        $1,005,338,206            $  986,226,073
                                                                                   ==============            ==============
Undistributed net investment income                                                $      902,695            $      582,982
                                                                                   --------------            --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
43   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Managed Allocation Fund

(Unaudited as to March 31, 2005)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Managed Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fees and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Total Return Portfolio

The Fund invests all of its assets in Total Return Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. Total Return Portfolio's assets primarily are allocated among four asset classes: (1) U.S. equities, (2) U.S. and foreign debt securities, (3) foreign equity securities and (4) cash.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund at March 31, 2005 was 99.99%.

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Pursuant to procedures adopted by the Board of Trustees of the portfolios, AEFC utilizes Fair Value Pricing (FVP). FVP determinations are made in good faith in accordance with these procedures. If a development or event is so significant that there is a reasonably high degree of certainty that the effect of the development or event has actually caused the closing price to no longer reflect the actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the

--------------------------------------------------------------------------------
44   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT
affected foreign securities as of the close of the New York Stock Exchange. Significant events include material movements in the U.S. securities markets prior to the opening of foreign markets on the following trading day. FVP results in an estimated price that reasonably reflects the current market conditions in order to value the portfolio holdings such that shareholder transactions receive a fair net asset value. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from

--------------------------------------------------------------------------------
45   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $428,688 for Class A, $42,488 for Class B and $651 for Class C for the six months ended March 31, 2005.

During the six months ended March 31, 2005, the Fund's transfer agency fees were reduced by $13,124 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
46   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                              Six months ended March 31, 2005
                                         Class A      Class B    Class C     Class Y
Sold                                   2,996,482   1,171,461     133,590      21,920
Issued for reinvested distributions      678,804      34,477       1,787       4,097
Redeemed                              (9,555,540) (1,239,114)    (64,549)   (242,059)
                                      ----------  ----------     -------    --------
Net increase (decrease)               (5,880,254)    (33,176)     70,828    (216,042)
                                      ----------     -------      ------    --------

                                                 Year ended Sept. 30, 2004
                                         Class A      Class B    Class C     Class Y
Sold                                   6,957,591   2,531,186     280,892      39,805
Issued for reinvested distributions    1,430,595      74,409       2,976      10,624
Redeemed                             (20,307,445) (5,291,739)   (143,074)   (226,946)
                                     -----------  ----------    --------    --------
Net increase (decrease)              (11,919,259) (2,686,144)    140,794    (176,517)
                                     -----------  ----------     -------    --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2005.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $235,368,884 at Sept. 30, 2004, that if not offset by capital gains will expire as follows:

                2009             2010              2011
             $212,572       $132,591,360      $102,564,952

It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
47   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.73        $7.88       $6.88      $ 7.93     $10.52
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .07          .12         .15         .16        .22
Net gains (losses) (both realized and unrealized)                          .67          .85         .99       (1.05)     (1.87)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .74          .97        1.14        (.89)     (1.65)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.07)        (.12)       (.14)       (.16)      (.22)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.07)        (.12)       (.14)       (.16)      (.94)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.40        $8.73       $7.88      $ 6.88     $ 7.93
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                   $899         $886        $895        $869     $1,186
Ratio of expenses to average daily net assets(b)                         1.08%(c)      .99%       1.03%       1.01%       .97%
Ratio of net investment income (loss) to average daily net assets        1.50%(c)     1.37%       1.93%       1.96%      2.40%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.44%(e)    12.31%      16.67%     (11.43%)   (16.40%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
48   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.66        $7.83       $6.83      $ 7.88     $10.44
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .03          .05         .09         .10        .15
Net gains (losses) (both realized and unrealized)                          .67          .83         .99       (1.05)     (1.84)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .70          .88        1.08        (.95)     (1.69)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.05)       (.08)       (.10)      (.15)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.03)        (.05)       (.08)       (.10)      (.87)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.33        $8.66       $7.83      $ 6.83     $ 7.88
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                    $97          $90        $103        $117       $156
Ratio of expenses to average daily net assets(b)                         1.85%(c)     1.76%       1.80%       1.78%      1.74%
Ratio of net investment income (loss) to average daily net assets         .73%(c)      .59%       1.17%       1.19%      1.64%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.10%(e)    11.26%      15.92%     (12.19%)   (17.01%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
49   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.65        $7.82       $6.83      $ 7.89     $10.47
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .04          .06         .09         .10        .17
Net gains (losses) (both realized and unrealized)                          .65          .83         .99       (1.05)     (1.86)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .69          .89        1.08        (.95)     (1.69)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.03)        (.06)       (.09)       (.11)      (.17)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.03)        (.06)       (.09)       (.11)      (.89)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.31        $8.65       $7.82      $ 6.83     $ 7.89
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5           $4          $3          $1         $1
Ratio of expenses to average daily net assets(b)                         1.86%(c)     1.77%       1.82%       1.81%      1.74%
Ratio of net investment income (loss) to average daily net assets         .74%(c)      .58%       1.12%       1.18%      1.68%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.02%(e)    11.36%      15.86%     (12.23%)   (16.93%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
50   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                             2005(f)      2004        2003        2002       2001
Net asset value, beginning of period                                     $8.72        $7.88       $6.88      $ 7.93     $10.52
                                                                         -----        -----       -----      ------     ------
Income from investment operations:
Net investment income (loss)                                               .08          .13         .16         .18        .24
Net gains (losses) (both realized and unrealized)                          .68          .84         .99       (1.05)     (1.87)
                                                                         -----        -----       -----      ------     ------
Total from investment operations                                           .76          .97        1.15        (.87)     (1.63)
                                                                         -----        -----       -----      ------     ------
Less distributions:
Dividends from net investment income                                      (.08)        (.13)       (.15)       (.18)      (.24)
Distributions from realized gains                                           --           --          --          --       (.72)
                                                                         -----        -----       -----      ------     ------
Total distributions                                                       (.08)        (.13)       (.15)       (.18)      (.96)
                                                                         -----        -----       -----      ------     ------
Net asset value, end of period                                           $9.40        $8.72       $7.88      $ 6.88     $ 7.93
                                                                         -----        -----       -----      ------     ------
Ratios/supplemental data
Net assets, end of period (in millions)                                     $4           $5          $6          $7        $10
Ratio of expenses to average daily net assets(b)                          .91%(c)      .83%        .86%        .84%       .80%
Ratio of net investment income (loss) to average daily net assets        1.70%(c)     1.54%       2.11%       2.13%      2.56%
Portfolio turnover rate (excluding short-term securities)                  72%         127%        196%        116%       152%
Total return(d)                                                          8.66%(e)    12.37%      16.86%     (11.28%)   (16.26%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Adjusted to an annual basis.

(d)  Total return does not reflect payment of a sales charge.

(e)  Not annualized.

(f)  Six months ended March 31, 2005 (Unaudited).

--------------------------------------------------------------------------------
51   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended March 31, 2005.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
52   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

                                                 Beginning           Ending               Expenses
                                               account value      account value         paid during         Annualized
                                               Oct. 1, 2004      March 31, 2005         the period(a)      expense ratio
Class A
     Actual(b)                                    $1,000            $1,084.40               $5.61              1.08%
     Hypothetical (5% return before expenses)     $1,000            $1,019.55               $5.44              1.08%
Class B
     Actual(b)                                    $1,000            $1,081.00               $9.60              1.85%
     Hypothetical (5% return before expenses)     $1,000            $1,015.71               $9.30              1.85%
Class C
     Actual(b)                                    $1,000            $1,080.20               $9.65              1.86%
     Hypothetical (5% return before expenses)     $1,000            $1,015.66               $9.35              1.86%
Class Y
     Actual(b)                                    $1,000            $1,086.60               $4.73               .91%
     Hypothetical (5% return before expenses)     $1,000            $1,020.39               $4.58               .91%

(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Based on the actual return for the six months ended March 31, 2005: +8.44% for Class A, +8.10% for Class B, +8.02% for Class C and +8.66% for Class Y.

--------------------------------------------------------------------------------
53   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

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54   --   AXP MANAGED ALLOCATION FUND   --   2005 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.   Submission of matters to a vote of security holders. Not applicable.

Item 11.   Controls and Procedures.

           (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

           (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Managed Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          May 31, 2005




By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          May 31, 2005